     As filed with the Securities and Exchange Commission on March 1, 2001
                                                   1933 Act File No.  33-19628
                                                    1940 Act File No. 811-3563

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-3
                             REGISTRATION STATEMENT

                                      UNDER

                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 16
                             REGISTRATION STATEMENT

                                      UNDER

                      THE INVESTMENT COMPANY ACT OF 1940
                        POST-EFFECTIVE AMENDMENT NO. 28


                          MONEY MARKET VARIABLE ACCOUNT
                           (Exact Name of Registrant)
                   Sun Life Assurance Company of Canada (U.S.)
                           (Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 (617) 237-6030
          (Address of Insurance Company's Principal Executive Offices)

          Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|_| on [DATE] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|X| on April 30, 2001 pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [DATE] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                 GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")
                    MANAGED SECTORS VARIABLE ACCOUNT ("MSVA")

                              CROSS REFERENCE SHEET

           (Pursuant to Rule 495(a) under The Securities Act of 1933)

    ITEM IN                                                                           LOCATION IN
FORM N-3, PART A                                                                 PROSPECTUS; CAPTION
----------------                                                                 -------------------
 1       Cover Page                                                              Cover Page

 2       Definitions                                                             Definitions

 3       Synopsis                                                                Synopsis; Expense Summary

 4       Condensed Financial Information                                         Condensed Financial Information

 5       General Description of Registrant                                       A Word about the Company and the
           and Insurance Company                                                   Variable Accounts

 6       Management                                                              Management of the Variable Accounts

 7       Deductions and Expenses                                                 Contract Charges

 8       General Description of Variable                                         Purchase Payments and Contract Values during
           Annuity Contracts                                                       Accumulation Period; Other Contractual
                                                                                   Provisions

 9       Annuity Period                                                          Annuity Provisions

10       Death Benefit                                                           Death Benefit

11       Purchases and Contract Value                                            Purchase Payments and Contract Values during
                                                                                   Accumulation Period

12       Redemptions                                                             Cash Withdrawals

13       Taxes                                                                   Federal Tax Status

14       Legal Proceedings                                                       Legal Proceedings

15       Table of Contents of the Statement                                      Table of Contents for Statement of Additional
           of Additional Information                                               Information

    ITEM IN                                                                         LOCATION IN STATEMENT OF
FORM N-3, PART B                                                                 ADDITIONAL INFORMATION; CAPTION
----------------                                                                 -------------------------------
16       Cover Page                                                              Cover Page

17       Table of Contents                                                       Table of Contents

18       General Information and History                                         General Information

19       Investment Objectives and Policies                                      The Variable Accounts' Investment Objectives,
                                                                                   Policies and Restrictions; A Word about the
                                                                                   Company and the Variable Accounts*

20       Management                                                              Management of the Variable Accounts

21       Investment Advisory and Other                                           Management of the Variable Accounts
         Services

22       Brokerage Allocation                                                    Management of the Variable Accounts

23       Purchase and Pricing of Securities                                      Purchase Payments and Contract Values during
           being Offered                                                           Accumulation Period*

24       Underwriters                                                            Distribution of the Contracts

25       Calculation of Performance Data                                         Not Applicable

26       Annuity Payments                                                        Annuity Provisions

27       Financial Statements                                                    Accountants and Financial Statements

-------------------------
*     In the Prospectus

PROSPECTUS


MAY 1, 2001


COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS



[COMPASS 3 LOGO]



ISSUED IN CONNECTION WITH
-        MONEY MARKET VARIABLE ACCOUNT
-        HIGH YIELD VARIABLE ACCOUNT
-        CAPITAL APPRECIATION VARIABLE ACCOUNT
-        GOVERNMENT SECURITIES VARIABLE ACCOUNT
-        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
-        TOTAL RETURN VARIABLE ACCOUNT
-        MANAGED SECTORS VARIABLE ACCOUNT


ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Annuity Service Mailing Address:
c/o Sun Life Retirement Products and Services
P.O. Box 1024
Boston, Massachusetts 02103-9986
Toll Free Telephone: (800) 752-7215
In Massachusetts: (617) 348-9600


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875


AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


CO3US-1 4/00 39M

                                                                      PROSPECTUS

                                                                     MAY 1, 2001

                                   COMPASS 3

     Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and the variable accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

     You may choose among seven variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the "Variable Accounts"), each of which is advised by our affiliate, Massachusetts Financial Services Company:

Money Market Variable Account ("MMVA")                 Global Governments Variable Account ("GGVA")
High Yield Variable Account ("HYVA")                   Total Return Variable Account ("TRVA")
Capital Appreciation Variable Account ("CAVA")         Managed Sectors Variable Account ("MSVA")
Government Securities Variable Account ("GSVA")

     The fixed account option pays interest at a guaranteed fixed rate.

     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPASS 3 ANNUITY AND THE VARIABLE ACCOUNTS.

     We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"). This SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 43 of this Prospectus. You may obtain a copy of the SAI without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.) Retirement Products and Services, P.O. Box 1024, Boston, MA 02103 or by telephoning us at (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

     THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALTHOUGH MMVA SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MMVA.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

     ANNUITY SERVICE MAILING ADDRESS, C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 1024, BOSTON, MA 02103

                               TABLE OF CONTENTS


                                                                      PAGE

Definitions ........................................................    2
Synopsis ...........................................................    3
Expense Summary ....................................................    4
Condensed Financial Information ....................................    6
Financial Statements ...............................................   12
A Word About the Company and the Variable Accounts .................   12
Management of the Variable Accounts ................................   30
Purchase Payments and Contract Values During Accumulation Period ...   30
Cash Withdrawals ...................................................   33
Death Benefit ......................................................   34
Contract Charges ...................................................   35
Annuity Provisions .................................................   37
Other Contract Provisions ..........................................   39
Federal Tax Status .................................................   41
Distribution of the Contracts ......................................   43
Legal Proceedings ..................................................   43
Owner Inquiries ....................................................   43
Table of Contents for Statement of Additional Information ..........   43
Appendix A--Investment Techniques and Practices ....................  A-1

                                  DEFINITIONS

     The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

     The terms "we" and "the Company" will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term "you" to refer to the Owner of the Contract.

ACCUMULATION ACCOUNT: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

ACCUMULATION PERIOD: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

ANNUITANT: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both
(1) yours if a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which we are to make the first annuity payment.

ANNUITY UNIT: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

BENEFICIARY: The person who has the right to the death benefit set forth in the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we ").

CONTRACT YEARS AND CONTRACT ANNIVERSARIES: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

FIXED ACCOUNT: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ANNUITY: An annuity with payments that do not vary as to dollar amount.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you".

PAYEE: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

PURCHASE PAYMENT (PAYMENT): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

VARIABLE ANNUITY: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

WE: Sun Life Assurance Company of Canada (U.S.).

YOU: The Owner of the Contract.

                                    SYNOPSIS

     You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 30). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page
32).


     We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 33 and 36, respectively).

     Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Federal Tax Status" on page 41).

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 34).

     On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 35).

     We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Accounts attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Accounts attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see "Mortality and Expense Risk Charge and Distribution Expense Charge" on page 36).

     We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based on the average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 30 and 36, respectively).

     We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 37).

     Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 37).

     If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made. State law may also require us to give you a longer "free look" period or allow you to return your Contract to your sales representative.

                                EXPENSE SUMMARY

     The purpose of the following table and Examples is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

                                              MONEY      HIGH       CAPITAL     GOVERNMENT      TOTAL       GLOBAL       MANAGED
                                              MARKET      YIELD   APPRECIATION   SECURITIES     RETURN     GOVERNMENTS    SECTORS
                                             VARIABLE   VARIABLE    VARIABLE      VARIABLE     VARIABLE     VARIABLE     VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES           ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
-----------------------------------          --------   --------  -----------   -----------    --------    -----------   ---------
Sales Load Imposed on Purchases ......          0            0          0            0            0            0            0
Deferred Sales Load (as a
   percentage of Purchase Payments
   withdrawn)(1)
   Number of Contract Years
    0-1 ..............................          6%           6%         6%           6%           6%           6%           6%
    2-3 ..............................          5%           5%         5%           5%           5%           5%           5%
    4-5 ..............................          4%           4%         4%           4%           4%           4%           4%
    6 ................................          3%           3%         3%           3%           3%           3%           3%
    7 or more ........................          0%           0%         0%           0%           0%           0%           0%
Exchange Fee .........................          0            0          0            0            0            0            0

ANNUAL CONTRACT FEE                           ----------------------------------$30 per contract----------------------------------

ANNUAL EXPENSES
(as a percentage of average net
   assets)
Management Fees ......................          0.50%        0.75%      0.71%        0.55%        0.75%        0.75%        0.75%
Mortality and Expense Risk Fees ......          1.25%        1.25%      1.25%        1.25%        1.25%        1.25%        1.25%
Distribution Expense Risk Charge(2) ..          0.15%        0.15%      0.15%        0.15%        0.15%        0.15%        0.15%
Other Expenses .......................          0.10%        0.14%      0.06%        0.09%        0.08%        0.49%        0.09%
Total Annual Expenses(3) .............          2.00%        2.29%      2.17%        2.04%        2.23%        2.64%        2.24%

-------------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2) The distribution expense risk charge is imposed ONLY during the first seven Contract Years.

(3) The Variable Accounts have an offset arrangement which reduces the Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Variable Account's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, the "Total Annual Expenses" would have been:


                HIGH YIELD                CAPITAL APPRECIATION            MANAGED SECTORS
             VARIABLE ACCOUNT               VARIABLE ACCOUNT             VARIABLE ACCOUNT
             ----------------             --------------------           ----------------
                   2.28%                          2.16%                        2.23%


                                     EXAMPLE

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                        ------         -------       -------     --------
Money Market Variable Account.........................   $74            $108          $144         $233
High Yield Variable Account...........................    77             117           159          263
Capital Appreciation Variable Account.................    76             113           152          250
Government Securities Variable Account................    75             109           146          237
Global Governments Variable Account...................    81             127           176          297
Managed Sectors Variable Account......................    77             115           156          257
Total Return Variable Account.........................    77             115           155          256

     If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
Money Market Variable Account                            $20             $63          $108         $233
High Yield Variable Account                               23              72           123          263
Capital Appreciation Variable Account                     22              68           116          250
Government Securities Variable Account                    21              64           110          237
Global Governments Variable Account                       27              82           140          297
Managed Sectors Variable Account                          23              70           120          257
Total Return Variable Account                             23              70           119          256


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                         UNIT INCOME AND CAPITAL CHANGES

     The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners which is incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants.

                              PER UNIT AND OTHER DATA


                                                              CAPITAL APPRECIATION VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------------
                                2000    1999       1998      1997       1996     2000        1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
   beginning of period .... $25.2546  $19.2720   $15.1500  $12.4143   $10.3053  $61.1235   $46.7129  $36.7764   $30.1803   $25.0907
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Investment income ......... $ 0.2477  $ 0.1090   $ 0.0850  $ 0.0914   $ 0.0790  $ 0.5806   $ 0.2614  $ 0.2031   $ 0.2107   $ 0.1893
Expenses ..................   0.5134    0.4089     0.3421    0.2935     0.2370    1.3169     1.0418    0.8753     0.7383     0.6053
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
   Net investment loss .... $(0.2657) $(0.2999)  $(0.2571) $(0.2021)  $(0.1580) $(0.7363)  $(0.7804) $(0.6722)  $(0.5276)  $(0.4160)
Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency
   transactions ...........  (2.9170)   6.2825     4.3791    2.9378     2.2670   (7.0453)   15.1910   10.6087     7.1237     5.5056
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Net increase (decrease)
   in unit value .......... $(3.1827) $ 5.9826   $ 4.1220  $ 2.7357   $ 2.1090  $(7.7816)  $14.4106  $ 9.9365   $ 6.5961   $ 5.0896
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Unit value:
Net asset value -- end
   of period .............. $22.0719  $25.2546   $19.2720  $15.1500   $12.4143  $53.3419   $61.1235  $46.7129   $36.7764   $30.1803
                            ========  ========   ========  ========   ========  ========   ========  ========   ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
   Expenses+## ............    0.76%     0.76%      0.77%     0.77%      0.78%     0.76%      0.76%     0.77%      0.77%      0.78%
   Net investment loss ....  (1.08)%   (1.51)%    (1.55)%   (1.45)%    (1.41)%   (1.08)%    (1.51)%   (1.55)%    (1.45)%    (1.41)%
PORTFOLIO TURNOVER ........     140%       85%        78%       60%        66%      140%        85%       78%        60%        66%
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED) ...    6,283     5,632      5,055     3,971      2,494     1,327      1,824     2,452      2,953      3,721

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                                                              GOVERNMENT SECURITIES VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------------
                                2000    1999       1998      1997       1996     2000        1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period .....$11.6394  $11.9984    $11.2258  $10.4604   $10.4172  $20.0233   $20.6717  $19.3693   $18.0755  $18.0278
                           --------  --------    --------  --------   --------  --------   --------  --------   --------  --------
Investment income .........$ 0.8764  $ 0.8333    $ 0.7608  $ 0.7931   $ 0.7931  $ 1.4762   $ 1.4104  $ 1.3267   $ 1.3696  $ 1.3222
Expenses ..................  0.2281    0.2227      0.2176    0.2102     0.1966    0.4120     0.4065    0.4061     0.3848    0.3586
                           --------  --------    --------  --------   --------  --------   --------  --------   --------  --------
  Net investment
  income ..................$ 0.6483  $ 0.6106    $ 0.5432  $ 0.5829   $ 0.5965  $ 1.0642   $ 1.0039  $ 0.9206   $ 0.9848  $ 0.9636
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ............  0.5811   (0.9696)     0.2294    0.1825    (0.5533)   1.0182    (1.6523)   0.3818     0.3090   (0.9159)
                           --------  --------    --------  --------   --------  --------   --------  --------   --------  --------
Net increase (decrease)
  in unit value ...........$ 1.2294  $(0.3590)   $ 0.7726  $ 0.7654  $ 0.0432   $ 2.0824  $(0.6484)  $ 1.3024   $1.2938   $ 0.0477
                           --------  --------    --------  --------   --------  --------   --------  --------   --------  --------
Unit value:
Net asset value -- end
  of period ...............$12.8688  $11.6394    $11.9984  $11.2258  $10.4604   $22.1057  $20.0233   $20.6717  $19.3693   $18.0755
                           ========  ========    ========  ========  ========   ========  ========   ========  ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
  Expenses+## .............   0.64%     0.63%       0.62%     0.66%     0.62%      0.64%     0.63%      0.62%     0.66%      0.62%
  Net investment income ...   5.28%     5.06%       4.61%     5.31%     5.53%      5.28%     5.06%      4.61%     5.31%      5.53%
PORTFOLIO TURNOVER ........     51%       75%        137%      168%       39%        51%       75%       137%      168%        39%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) ....   1,542     1,641       1,532     1,319     1,079        398       701        851     1,129      1,549

* Per unit data are based on the average number of units outstanding during each year.
+    Excluding mortality and expense risk charges and distribution expense charges.
##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                  HIGH YIELD VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------------
                                2000    1999       1998      1997       1996     2000        1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period ......$13.1926  $12.5366   $12.7936  $11.3852   $10.2377  $24.8324   $23.6325  $24.1529   $21.5259   $19.3854
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Investment income ..........$ 1.5274  $ 1.4140   $ 1.1776  $ 1.1903   $ 0.9246  $ 2.7277   $ 2.4510  $ 2.3041   $ 2.2363   $ 1.9450
Expenses ...................  0.2903    0.2960     0.2556    0.2584     0.2033    0.5572     0.5524    0.5257     0.5196     0.4432
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
  Net investment
  income ...................$ 1.2371  $ 1.1180   $ 0.9220  $ 0.9319   $ 0.7213  $ 2.1705   $ 1.8986  $ 1.7784   $ 1.7167   $ 1.5018
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ............. (2.7016)  (0.4620)   (1.1790)   0.4765     0.4262   (4.9597)   (0.6987)  (2.2988)    0.9103     0.6387
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Net increase (decrease)
  in unit value ............$(1.4645) $ 0.6560   $(0.2570) $ 1.4084   $ 1.1475  $(2.7892)  $ 1.1999  $(0.5204)  $ 2.6270   $ 2.1405
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Unit value:
Net asset value -- end
  of period ................$11.7281  $13.1926   $12.5366  $12.7936   $11.3852  $22.0432   $24.8324  $23.6325   $24.1529   $21.5259
                            ========  ========   ========  ========   ========  ========   ========  ========   ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
  Expenses+## ..............   0.89%     0.90%      0.86%     0.86%      0.88%     0.89%      0.90%     0.86%      0.86%      0.88%
  Net investment income ....   9.00%     7.93%      7.66%     7.47%      7.59%     9.00%      7.93%     7.66%      7.47%      7.59%
PORTFOLIO TURNOVER .........    109%      153%       174%      164%       108%      109%       153%      174%       164%       108%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) .....   2,619     1,001        971     2,042      1,819       297        427       665      1,209      1,438

* Per unit data are based on the average number of units outstanding during each year.
+    Excluding mortality and expense risk charges and distribution expense charges.
##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                  MANAGED SECTORS VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------------
                                2000    1999       1998      1997       1996     2000        1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period ......$29.5539  $16.0677   $14.4652  $11.6449   $ 9.9892   $ 91.8703  $50.0213  $45.0995  $36.3604  $31.2371
                            --------  --------   --------  --------   --------   ---------  --------  --------  --------  --------
Investment income ..........$ 0.2014  $ 0.1592   $ 0.0880  $ 0.0831   $ 0.0873   $  0.6019  $ 0.4727  $ 0.2543  $ 0.2328  $ 0.2830
Expenses ...................  0.5786    0.4006     0.3308    0.3015     0.2287      1.9079    1.2902    1.0369    0.9264    0.7511
                            --------  --------   --------  --------   --------   ---------  --------  --------  --------  --------
  Net investment loss ......$(0.3772) $(0.2414)  $(0.2428) $(0.2184)  $(0.1414)  $ (1.3060) $(0.8175) $(0.7826) $(0.6936) $(0.4681)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ............. (6.1632)  13.7276     1.8453    3.0387     1.7971    (19.1306)  42.6665    5.7044    9.4327    5.5914
                            --------  --------   --------  --------   --------   ---------  --------  --------  --------  --------
Net increase (decrease)
  in unit value ............$(6.5404) $13.4862   $ 1.6025  $ 2.8203   $ 1.6557   $(20.4366) $41.8490  $ 4.9218  $ 8.7391  $ 5.1233
                            --------  --------   --------  --------   --------   ---------  --------  --------  --------  --------
Unit value:
Net asset value -- end
   of period ...............$23.0135  $29.5539   $16.0677  $14.4652   $11.6449   $ 71.4337  $91.8703  $50.0213  $45.0995  $36.3604
                            ========  ========   ========  ========   ========   =========  ========  ========  ========  ========
RATIOS (TO AVERAGE
NET ASSETS):
  Expenses+## ..............   0.83%     0.84%      0.84%     0.85%      0.85%       0.83%     0.84%     0.84%     0.85%     0.85%
  Net investment loss ...... (1.39)%   (1.30)%    (1.59)%   (1.60)%    (1.36)%     (1.39)%   (1.30)%   (1.59)%   (1.60)%   (1.36)%
PORTFOLIO TURNOVER .........    447%      417%       159%      103%        64%        447%      417%      159%      103%       64%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) .....   3,548     3,115     2,542      2,156      1,204         576       785       988     1,258     1,552

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                                                                  MONEY MARKET VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------  ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------  ----------------------------------------------------
                             2000       1999       1998      1997       1996      2000       1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period ....  $11.6362  $11.2593   $10.8587  $10.4654   $10.0997  $15.6384   $15.1544  $14.6369   $14.1277   $13.6545
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Investment income ........  $ 0.7465  $ 0.5792   $ 0.6068  $ 0.5838   $ 0.5993  $ 1.0021   $ 0.7807  $ 0.8199   $ 0.7782   $ 0.7437
Expenses .................    0.2108    0.2023     0.2062    0.1905     0.2336    0.3062     0.2967    0.3024     0.2690     0.2705
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
  Net investment
  income .................  $ 0.5357  $ 0.3769   $ 0.4006  $ 0.3933   $ 0.3657  $ 0.6959   $ 0.4840  $ 0.5175   $ 0.5092   $ 0.4732
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Net increase in
  unit value .............  $ 0.5357  $ 0.3769   $ 0.4006  $ 0.3933   $ 0.3657  $ 0.6959   $ 0.4840  $ 0.5175   $ 0.5092   $ 0.4732
                            --------  --------   --------  --------   --------  --------   --------  --------   --------   --------
Unit value:
Net asset value -- end
  of period ..............  $12.1719  $11.6362   $11.2593  $10.8587   $10.4654  $16.3343   $15.6384  $15.1544   $14.6369   $14.1277
                            ========  ========   ========  ========   ========  ========   ========  ========   ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
Expenses+## ..............     0.60%     0.58%      0.59%     0.59%      0.58%     0.60%      0.58%     0.59%      0.59%      0.58%
Net investment income ....     4.45%     3.25%      3.58%     3.56%      3.49%     4.45%      3.25%     3.58%      3.56%      3.49%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) ...     1,562     3,875      3,141     1,104        897       468        863     1,370      1,160      1,930


* Per unit data are based on the average number of units outstanding during each year.
+    Excluding mortality and expense risk charges and distribution expense charges.
##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                  TOTAL RETURN VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------  ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------  ----------------------------------------------------
                             2000       1999       1998      1997       1996      2000       1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period ......$15.9013  $15.6760  $14.2173   $11.8074   $10.4938  $33.1340   $32.7131  $29.7131   $24.7133   $21.9966
                            --------  --------  --------   --------   --------  --------   --------  --------   --------   --------
Investment income ..........$ 0.6836  $ 0.6416  $ 0.6344   $ 0.5718   $ 0.5280  $ 1.3950   $ 1.3153  $ 1.3028   $ 1.1487   $ 1.0817
Expenses ...................  0.3434    0.3306    0.3107     0.2715     0.2317    0.7488     0.7274    0.6835     0.5870     0.5068
                            --------  --------  --------   --------   --------  --------   --------  --------   --------   --------
  Net investment
  income ...................$ 0.3402  $ 0.3110  $ 0.3237   $ 0.3003   $ 0.2963  $ 0.6462   $ 0.5879  $ 0.6193   $ 0.5617   $ 0.5749
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............  2.2043   (0.0857)   1.1350     2.1096     1.0173    4.5993    (0.1670)   2.3807     4.4381     2.1418
                            --------  --------  --------   --------   --------  --------   --------  --------   --------   --------
Net increase
  in unit value ............$ 2.5445  $ 0.2253  $ 1.4587   $ 2.4099   $ 1.3136  $ 5.2455   $ 0.4209  $ 3.0000   $ 4.9998   $ 2.7167
                            --------  --------  --------   --------   --------  --------   --------  --------   --------   --------
Unit value:
Net asset value -- end
  of period ................$18.4458  $15.9013  $15.6760   $14.2173   $11.8074  $38.3795   $33.1340  $32.7131   $29.7131   $24.7133
                            ========  ========  ========   ========   ========  ========   ========  ========   ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
Expenses+## ................   0.83%     0.83%     0.82%      0.83%      0.82%     0.83%      0.83%     0.82%      0.83%      0.82%
Net investment income ......   2.02%     1.90%     2.10%      2.32%      2.59%     2.02%      1.90%     2.10%      2.32%      2.59%
PORTFOLIO TURNOVER .........    105%      106%      125%       111%       140%      105%       106%      125%       111%       140%
NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) .....   6,382     6,729     6,702      5,260      3,717     1,253      2,125     2,943      4,024      5,177


* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                                                                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                          ----------------------------------------------------------------------------------------------------------
                                        COMPASS 3--LEVEL 2                                        COMPASS 3
                          ----------------------------------------------------  ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------  ----------------------------------------------------
                             2000       1999       1998      1997       1996      2000       1999      1998       1997       1996
                          ----------  --------   --------  --------   --------  --------   --------  --------   -------    ---------
PER UNIT DATA:*
Net asset value --
  beginning of period ......$11.1296  $11.9139   $10.4553  $10.6836  $10.3582   $19.1149   $20.4924  $18.0103   $18.4308   $17.8962
                            --------  --------   --------  --------  --------   --------   --------  --------   --------   --------
Investment income ..........$ 0.6543  $ 1.8262   $ 0.6269  $ 0.6710  $ 0.7308   $ 1.1027   $ 0.9861  $ 1.0464   $ 1.1298   $ 1.2367
Expenses ...................  0.2698    0.7827     0.2531    0.2440    0.2391     0.4798     0.4427    0.4279     0.4390     0.4322
                            --------  --------   --------  --------  --------   --------   --------  --------   --------   --------
  Net investment
  income ...................$ 0.3845  $ 1.0435   $ 0.3738  $ 0.4270  $ 0.4917   $ 0.6229   $ 0.5434  $ 0.6185   $ 0.6908   $ 0.8045
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ............. (0.4309)  (1.8278)    1.0848   (0.6553)  (0.1663)   (0.7305)   (1.9209)   1.8636    (1.1113)   (0.2699)
                            --------  --------   --------  --------  --------   --------   --------  --------   --------   --------
Net increase (decrease)
  in unit value ............$(0.0464) $(0.7843)  $ 1.4586  $(0.2283) $ 0.3254   $(0.1076)  $(1.3775) $ 2.4821   $(0.4205)  $ 0.5346
                            --------  --------   --------  --------  --------   --------   --------  --------   --------   --------
Unit value:
Net asset value -- end
  of period ................$11.0832  $11.1296   $11.9139  $10.4553  $10.6836   $19.0073   $19.1149  $20.4924   $18.0103   $18.4308
                            ========  ========   ========  ========  ========   ========   ========  ========   ========   ========
RATIOS (TO AVERAGE
NET ASSETS):
Expenses+## ................   1.25%     1.11%      1.08%     1.05%     1.00%      1.25%      1.11%     1.08%      1.05%      1.00%
Net investment income ......   3.50%     3.07%      3.33%     3.95%     4.54%      3.50%      3.07%     3.33%      3.95%      4.54%

PORTFOLIO TURNOVER .........    130%      172%       306%      338%      397%       130%       172%      306%       338%       397%

NUMBER OF UNITS
  OUTSTANDING AT END OF
  PERIOD (000 OMITTED) .....     619       641        695       670       563        108        186       290        500        789


* Per unit data are based on the average number of units outstanding during each year.
+    Excluding mortality and expense risk charges and distribution expense charges.
##   Ratios do not reflect reductions from certain expense offset arrangements.

                              FINANCIAL STATEMENTS

     Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY

     Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

     We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNTS

     MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, TRVA and MSVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

     In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts.

     MMVA, CAVA, GSVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). HYVA, GGVA and MSVA are registered as open-end, non-diversified management investment companies. As non-diversified companies, HYVA, GGVA and MSVA may invest a relatively high percentage of their assets in a small number of issuers.

INVESTMENT OBJECTIVES AND POLICIES

     The following is a description of the Variable Accounts' investment objectives and policies. The objectives may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. These specific investment restrictions may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

     EACH OF THESE VARIABLE ACCOUNTS IS MANAGED BY MFS AND IS DESCRIBED BELOW. INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL VARIABLE ACCOUNTS ARE DESCRIBED UNDER THE CAPTION "CERTAIN COMMON INVESTMENT TECHNIQUES" BELOW.

1.   MONEY MARKET VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     MMVA's investment objective is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. MMVA's investment objective may be changed without shareholder approval.


-    HOW MMVA INTENDS TO ACHIEVE ITS OBJECTIVE


     MMVA is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMVA will invest exclusively in the following types of U.S. dollar denominated money market instruments:

     - Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

     - Certificates of deposit issued by domestic or foreign branches of any U.S. or Canadian-chartered bank which has total assets in excess of $1 billion, and bankers' acceptances issued by domestic branches of any such bank;

     - Commercial paper which at the date of investment is rated A-1 by Standard & Poor's or P-1 by Moody's; and

     -    Repurchase agreements collateralized by U.S. Government securities.

     The average maturity of the investments in the series may not exceed 90 days. MMVA will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

-    PRINCIPAL RISKS

     The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although MMVA seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in MMVA.

     - FOREIGN MARKETS RISK: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

2.   HIGH YIELD VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     HYVA's investment objective is to provide high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as junk bonds) and may involve equity features. HYVA's investment objective may be changed without shareholder approval.

-    HOW HYVA INTENDS TO ACHIEVE ITS OBJECTIVE

     HYVA invests, under normal market conditions, at least 80% of its total assets in high income fixed income securities. Fixed income securities offering the high current income sought by HYVA generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     While HYVA focuses its investments on bonds issued by corporations or similar entitles, it may invest in all types of debt securities. HYVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through these investments.


     In selecting fixed income investments for HYVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including HYVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     HYVA is a non-diversified mutual fund. This means that HYVA may invest a relatively high percentage of its assets in a small number of issuers.

     HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

     The principal risks of investing in HYVA and the circumstances reasonably likely to cause the value of your investment in HYVA to decline are described below. The share price of HYVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in HYVA are:

     - ALLOCATION RISK: HYVA will allocate its investments among fixed income markets based upon judgments made by MFS. HYVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in HYVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in HYVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of HYVA's fixed income investments will affect the volatility of HYVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by HYVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on HYVA's performance.

     -    JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and HYVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect HYVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of HYVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in HYVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, HYVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, HYVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which HYVA enters the contract may fail to perform its obligations to HYVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


     - NON-DIVERSIFIED STATUS RISK: Because HYVA may invest a higher percentage of its assets in a small number of issuers, HYVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - ACTIVE OR FREQUENT TRADING RISK: HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from HYVA's performance.

3.   CAPITAL APPRECIATION VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     CAVA's investment objective is to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks. CAVA's investment objective may be changed without shareholder approval.

-    HOW CAVA INTENDS TO ACHIEVE ITS OBJECTIVE

     CAVA invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. CAVA also invests in fixed income securities when relative values or economic conditions make these securities attractive. CAVA's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

     -    A strong franchise, strong cash flows and a recurring revenue stream

     -    A solid industry position, where there is

          -    potential for high profit margins

          -    substantial barriers to new entry in the industry

     -    A strong management team with a clearly defined strategy

     -    A catalyst that may accelerate growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as CAVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by CAVA's portfolio manager and MFS' large group of equity research analysts.

     CAVA may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through these investments.


-    PRINCIPAL RISKS

     The principal risks of investing in CAVA and the circumstances reasonably likely to cause the value of your investment in CAVA to decline are described below. The share price of CAVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in CAVA are:

     - MARKET RISK: This is the risk that the price of a security held by CAVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by CAVA may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - OVER-THE-COUNTER RISK: Equity securities and fixed income securities purchased by CAVA may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange-traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange-traded securities. The value of OTC securities may be more volatile than exchange-traded securities. These factors could have a negative impact on the value of an OTC security and therefore on CAVA's performance.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and CAVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect CAVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of CAVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in CAVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, CAVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, CAVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which CAVA enters the contract may fail to perform its obligations to CAVA.


     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in CAVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in CAVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of CAVA's fixed income investments will affect the volatility of CAVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

4.   GOVERNMENT SECURITIES VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     GSVA's investment objective is to provide current income and preservation of capital by investing in U.S. Government securities. GSVA's investment objective may be changed without shareholder approval.

-    HOW GSVA INTENDS TO ACHIEVE ITS OBJECTIVE

     GSVA invests, under normal market conditions, at least 80% of its total assets in U.S. Government securities. These securities include:

     - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and

     - Obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are

          - backed by the full faith and credit of the U.S. Treasury; for example, direct pass-through certificates of the Government National Mortgage Association;

          - supported by the right of the issuer to borrow from the U.S. Government; for example, obligations of Federal Home Loan Banks;

          - backed only by the credit of the issuer itself; for example, obligations of the Student Loan Marketing Association; and

          - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; for example, obligations of the Federal National Mortgage Association (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

     In selecting fixed income investments for GSVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GSVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

-    PRINCIPAL RISKS

     The principal risks of investing in GSVA and the circumstances reasonably likely to cause the value of your investment in GSVA to decline are described below. The share price of GSVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in GSVA are:

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GSVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GSVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GSVA's fixed income investments will affect the volatility of GSVA's share price.

     -    MORTGAGE-BACKED SECURITIES:

          -    MATURITY RISK:

               + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GSVA's mortgage-backed securities will result in an unforeseen loss of interest income to GSVA as GSVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + COLLATERALIZED MORTGAGE OBLIGATIONS: GSVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, GSVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on the mortgage-backed securities purchased by GSVA.

5.   TOTAL RETURN VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     TRVA's main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. TRVA's investment objective may be changed without shareholder approval.

-    HOW TRVA INTENDS TO ACHIEVE ITS OBJECTIVE

     TRVA is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, TRVA invests:

     - At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

     - At least 25% of its net assets in non-convertible fixed income securities.

     TRVA may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of TRVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by TRVA's portfolio manager and MFS' large group of equity research analysts.

     While TRVA may invest in all types of equity securities, MFS generally seeks to purchase for TRVA equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     - They are viewed by MFS as being temporarily out of favor in the market due to

          -    a decline in the market,

          -    poor economic conditions,

          - developments that have affected or may affect the issuer of the securities or the issuer's industry.

     -    The market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales andor price-to-earnings ratios. TRVA focuses on undervalued equity securities issued by companies with relatively large market capitalizations (I.E., market capitalizations of $5 billion or more).

     As noted above, TRVA's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    A fixed income stream.

     - The opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     FIXED INCOME INVESTMENTS. TRVA invests in securities which pay a fixed interest rate, which include:

     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle TRVA to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if TRVA invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to TRVA.

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities. These bonds include lower rated bonds, commonly known as junk bonds. Junk bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     In selecting fixed income investments for TRVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of TRVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     OTHER CONSIDERATIONS. TRVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through these investments.

     TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

     -  PRINCIPAL RISKS

     The principal risks of investing in TRVA and the circumstances reasonably likely to cause the value of your investment in TRVA to decline are described below. The share price of TRVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in TRVA are:

     - ALLOCATION RISK: TRVA will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. TRVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - MARKET RISK: This is the risk that the price of a security held by TRVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. TRVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in TRVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in TRVA's portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of TRVA's fixed income investments will affect the volatility of TRVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by TRVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on TRVA's performance. TRVA may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

     - JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - MORTGAGE AND ASSET-BACKED SECURITIES:

         - MATURITY RISK:

           + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on TRVA's mortgage-backed securities will result in an unforeseen loss of interest income to TRVA as TRVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

           + COLLATERALIZED MORTGAGE OBLIGATIONS: TRVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, TRVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

           + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         - Foreign markets may be less liquid and more volatile than U.S.
           markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and TRVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect TRVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of TRVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in TRVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, TRVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, TRVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which TRVA enters the contract may fail to perform its obligations to TRVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


     - ACTIVE OR FREQUENT TRADING RISK: TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from TRVA's performance.


6.   GLOBAL GOVERNMENTS VARIABLE ACCOUNT

     Prior to May 1, 1999, GGVA was known as World Governments Variable Account.

-    INVESTMENT OBJECTIVE

     GGVA's investment objective is to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities). GGVA's investment objective may be changed without shareholder approval.

-    HOW GGVA FUND INTENDS TO ACHIEVE ITS OBJECTIVE

     GGVA invests, under normal market conditions, at least 80% of its total assets in:

     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities).

     - FOREIGN GOVERNMENT SECURITIES OF DEVELOPED COUNTRIES, which are bonds or other debt obligations issued by foreign governments of developed countries; these foreign government securities are either:

     - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

       - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

     GGVA may also invest up to 20% of its total assets in foreign government securities of emerging market countries.

     In selecting fixed income investments for GGVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GGVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     GGVA may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange and similar contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     GGVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     - Futures and forward contracts.

     - Options on futures contracts, foreign currencies, securities and bond indices.

     - Structured notes and indexed securities.

     - Swaps, caps, floors and collars.

     GGVA is non-diversified. This means that GGVA may invest a relatively high percentage of its assets in a small number of issuers. GGVA may invest a substantial amount of its assets (I.E., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

     PRINCIPAL RISKS
   -
     The principal risks of investing in GGVA and the circumstances reasonably likely to cause the value of your investment in GGVA to decline are described below. The share price of GGVA generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in GGVA to decline, and which could prevent GGVA from achieving its objective, that are not described here.

     The principal risks of investing in GGVA are:

     - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

         - Foreign markets may be less liquid and more volatile than U.S.
           markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and GGVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect GGVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of GGVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in GGVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, GGVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, GGVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which GGVA enters the contract may fail to perform its obligations to GGVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     - ALLOCATION RISK: GGVA will allocate its investments among various government securities based upon judgments made by MFS. GGVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GGVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GGVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GGVA's fixed income investments will affect the volatility of GGVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by GGVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on GGVA's performance.

     - MORTGAGE-BACKED SECURITIES:

         - MATURITY RISK: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

           + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GGVA's mortgage-backed securities will result in an unforeseen loss of interest income to GGVA as GGVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

           + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on mortgage-backed securities.

     - DERIVATIVES RISK:

         - HEDGING RISK: When a derivative is used as a hedge against an opposite position that GGVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - CORRELATION RISK: When GGVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         - INVESTMENT RISK: When GGVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GGVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         - AVAILABILITY RISK: Derivatives may not be available to GGVA upon acceptable terms. As a result, GGVA may be unable to use derivatives for hedging or other purposes.

         - CREDIT RISK: When GGVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - NON-DIVERSIFIED STATUS RISK: Because GGVA may invest a higher percentage of its assets in a small number of issuers, GGVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - CONCENTRATION RISK: Because GGVA may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

     - ACTIVE OR FREQUENT TRADING RISK: GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from GGVA's performance.

7. MANAGED SECTORS VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

     MSVA's investment objective is capital appreciation by varying the weighting of its portfolio among 13 industry sectors. MSVA's investment objective may be changed without shareholder approval.

-  HOW MSVA INTENDS TO ACHIEVE ITS OBJECTIVE

     MSVA invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 equity sectors. The 13 sectors from among which MSVA chooses its investments are: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. MSVA generally focuses on four or five sectors at any one time, and may invest a maximum of 50% of its net assets in any one sector. MSVA adds or eliminates a sector from its portfolio based on considerations of the sector's economic cycle and sensitivity to interest rates. MSVA's investments may include securities traded in the over-the-counter markets.

     MSVA may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through these investments.

     MSVA is a non-diversified mutual fund. This means that MSVA may invest a relatively high percentage of its assets in a small number of issuers.

     MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS

     The principal risks of investing in MSVA and the circumstances reasonably likely to cause the value of your investment in MSVA to decline are described below. The share price of MSVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in MSVA are:

     - MARKET RISK: This is the risk that the price of a security held by MSVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. MSVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - ALLOCATION RISK: MSVA will allocate its investments among various equity sectors, based upon judgments made by MFS. MSVA could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.

     - CONCENTRATION RISK: Because MSVA may invest to a significant degree in securities of companies in a limited number of sectors, MSVA's performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in MSVA's net asset value and your investment.

     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and MSVA may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         - Foreign markets may be less liquid and more volatile than U.S.
           markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and MSVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect MSVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of MSVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in MSVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, MSVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, MSVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which MSVA enters the contract may fail to perform its obligations to MSVA.


     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


     - NON-DIVERSIFIED STATUS RISK: Because MSVA may invest its assets in a small number of issuers, MSVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - ACTIVE OR FREQUENT TRADING RISK: MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from MSVA's performance.

CERTAIN COMMON INVESTMENT STRATEGIES

     Each Variable Account may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Variable Account invests defensively, it may not be able to pursue its investment objective. A Variable Account's defensive investment position may not be effective in protecting its value.

     Each Variable Account, except for MMVA, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, which could increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Variable Account's performance.

     Each Variable Account may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Variable Account and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Variable Account may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the SAI. You may obtain a copy of the SAI by contacting Sun Life Assurance Company of Canada (U.S.) Retirement Products and Services Division (see back cover for address and phone number).

THE FIXED ACCOUNT

     SEE Appendix A to the SAI for a description of the Fixed Account.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

     The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. MFS, located at 500 Boylston Street, Boston, Massachusetts 02116 is the investment adviser for each of the Variable Accounts. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

     MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

     In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Variable Account is concerned, in other cases, it may produce increased investment opportunities for an Variable Account.

     ADMINISTRATOR -- MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

                      PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

     You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

     An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

     We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

     We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment.

     We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

         (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

          (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

          (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

          (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

     The assets of the Variable Accounts normally will be composed chiefly of investment securities. The Board of Managers of each Variable Account values the assets of the Variable Account as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading, and on other days on which there was enough trading in the Variable Account's portfolio securities that the values of the Variable Account's Accumulation Units and Annuity Units might be materially affected. The Board of Managers of MMVA values the assets of MMVA at amortized cost in accordance with Rule 2a-7 under the Investment Company Act. Under the amortized cost valuation methodology, portfolio securities are valued at MMVA's acquisition value, as adjusted to account for premiums and discounts, rather than at their value based on current market factors. The Board of Managers of each of the other Variable Accounts values the assets of the Variable Account as follows:

          (a) The Board of Managers normally values equity securities at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market for unlisted national market issues or at the last quoted bid price for unlisted securities not reported on the Nasdaq stock market or listed securities in which there were no sales during the day.

          (b) The Board of Managers normally values debt securities (other than short-term obligations, but including listed issues) and forward foreign currency exchange contracts on the basis of valuations provided by a pricing service because it believes that these valuations reflect the fair value of such securities. The Board of Managers has approved the use of the pricing service. (Valuations provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.)

          (c) The Board of Managers values short-term debt securities (that is, those maturing in not more than sixty days) on the basis of amortized cost, which it has determined approximates market value.

          (d) The Board of Managers normally values Options, Futures Contracts and Options on Futures Contracts at the settlement price on the exchange on which they are primarily traded.

          (e) The Board of Managers is required to determine in good faith the fair value of securities and other assets that do not have a readily available market price. The Board of Managers may delegate the making of such of such determinations to others, such as the Variable Account's investment adviser.

TRANSFERS

     During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

         1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

         2. you may not make more than 12 transfers in any Contract Year; and

         3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account.

     We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                CASH WITHDRAWALS

     At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges" below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See "Federal Tax Status." In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

     Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

     If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

     We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

     - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

     - when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

     - when an SEC order permits us to defer payment for the protection of security holders.

SECTION 403(b) ANNUITIES

     The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value") may be made only when you attain age 59 1/2, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

     Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

     Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

     For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

TEXAS OPTIONAL RETIREMENT PROGRAM

     Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, we will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                  DEATH BENEFIT

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

     You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate.

     During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

     In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

     If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner andor the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

     The death benefit is equal to the greatest of:

          1. the value of your Accumulation Account;

          2. the total Purchase Payments made under the Contract reduced by all withdrawals; and

          3. unless prohibited by applicable state law, the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

     To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

     We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

     We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

     On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

     We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE AND DISTRIBUTION EXPENSE CHARGE

     We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

     For assuming these risks, we make a deduction from the Variable Accounts at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

     We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

INVESTMENT MANAGEMENT FEES

     The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2000 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.75%; CAVA, 0.71%; GSVA, 0.55%; GGVA, 0.75%; TRVA, 0.75%; and MSVA, 0.75%.

WITHDRAWAL CHARGES

     We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

     You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

     We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

     All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

     (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the six previous Contract Years; "Old Payments" are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old and New Payments--is called the "accumulated value."

     (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

     (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

     (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over
(b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

     The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

           NUMBER OF                            WITHDRAWAL CHARGE
        CONTRACT YEARS                             PERCENTAGE
        --------------                          -----------------
              0-1                                      6%
              2-3                                      5%
              4-5                                      4%
               6                                       3%
           7 or more                                   0%

     Aggregate withdrawal charges (including the distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

     We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

     For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

     On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E IF ELECTED.

     (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under "Death Benefit."

     You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

     Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

     Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

     ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

     ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

     ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

     * ANNUITY OPTION D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

     * ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

-------------------------
*The election of this Annuity Option may result in the imposition of a penalty tax.

DETERMINATION OF ANNUITY PAYMENTS

     We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

     The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

     After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

     The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

     If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

                            OTHER CONTRACT PROVISIONS

OWNER

     As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the

Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

     If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of the Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of your death. The person named as "successor Owner" shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

     These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

     If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

     In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

     Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

     Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, the ratification of the selection of the independent certified public accountants, proposed changes in the Variable Account's investment objectives and/or restrictions and such other matters as the Investment Company Act of 1940 may require.

     Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

     Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

     We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon our understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     Generally no tax is imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or in the form of a cash withdrawal, a lump sum payment or a loan from (or pledge of) the Contract prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement).

     Taxable cash withdrawals from either Qualified or Non-Qualified Contracts are subject to a 10% penalty, except in certain circumstances (such as where the distribution is made after the Owner has reached age 59 1/2 or upon the death of the Owner). In the case of a Qualified Contract, certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution to a plan participant or sponsor other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     If the Owner dies before the Annuity Commencement Date, the Contract's Accumulation Account must be distributed within a specified period. In the case of a Non-Qualified Contract, this distribution requirement does not apply where the spouse of the Owner is the successor Owner.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis.

     We will withhold and remit to the U.S. government part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to us and notifies us (in the manner prescribed) that he or she chooses not to have amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), we or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for segregated asset accounts underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. We believe that the Variable Accounts comply with the regulations.

     The preamble to the regulations states that the Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, we will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

     The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

          (1) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k), and Roth IRAs permitted by Section 408A of the Code;

          (2) Tax Sheltered Annuities established pursuant to the provisions of
     Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

          (3) Various Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans.

     The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. The Company will provide purchasers of Qualified Contracts for use in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts will be sold by licensed insurance agents in those states where Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution expenses will be paid by the Company and will not be more than 6.11% of Purchase Payments. In addition, after the first Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, we may, from time to time, as permitted by applicable regulations, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts we offer. We will not pay commissions with respect to Contracts established for the personal account of our employees or any of our affiliates or of persons engaged in the distribution of the Contracts.

                                LEGAL PROCEEDINGS

     We, MFS and the Variable Accounts are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Accounts.

                                 OWNER INQUIRIES

     All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information ..................................................................................    2

The Variable Accounts' Investment Objectives, Policies and Restrictions ..............................    3

Management of the Variable Accounts ..................................................................    7

Annuity Provisions ...................................................................................   11

Other Contractual Provisions .........................................................................   11

Federal Tax Status ...................................................................................   12

Administration of the Contracts ......................................................................   15

Distribution of the Contracts ........................................................................   16

Accountants and Financial Statements .................................................................   16

Appendix A -- The Fixed Account ......................................................................  A-1

Appendix B -- Examples of Certain Calculations .......................................................  B-1

Appendix C -- Withdrawals and Withdrawal Charges .....................................................  C-1

Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates ..............  D-1

Appendix E -- Investment Techniques, Practices and Risks .............................................  E-1

Appendix F -- Description of Bond Ratings ............................................................  F-1

APPENDIX A

   - INVESTMENT TECHNIQUES AND PRACTICES


     In pursuing its investment objective, the Variable Accounts may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the Variable Accounts are described, together with their risks, in the Prospectus. Both principal and non-principal techniques and practices are described, together with their risks, in Appendix E of the SAI.



     INVESTMENT TECHNIQUES/PRACTICES
--------------------------------------------------------------------------------------------------------
     SYMBOLS                               X permitted                                 -- not permitted
--------------------------------------------------------------------------------------------------------
                                                               MMVA         HYVA      CAVA        GSVA
                                                               ----         ----      ----        ----
     DEBT SECURITIES
        ASSET-BACKED SECURITIES
          Collateralized Mortgage Obligations and
            Multiclass Pass-Through Securities                 --            X         --           X
          Corporate Asset-Backed Securities                     X            X         --          --
          Mortgage Pass-Through Securities                     --            X         --           X
          Stripped Mortgage-Backed Securities                  --           --         --          --
        Corporate Securities                                   --            X          X          --
        Loans and Other Direct Indebtedness                    --            X         --          --
        Lower Rated Bonds                                      --            X          X          --
        Municipal Bonds                                        --           --         --          --
        Speculative Bonds                                      --            X          X          --
        U.S. Government Securities                              X            X          X           X
        Variable and Floating Rate Obligations                  X            X          X           X
        Zero Coupon Bonds, Deferred Interest
          Bonds and PIK Bonds                                   X            X          X           X
     Equity Securities                                         --            X          X          --
     FOREIGN SECURITIES EXPOSURE
        Brady Bonds                                            --            X          X          --
        Depositary Receipts                                    --           --          X          --
        Dollar-Denominated Foreign Debt
          Securities                                            X            X          X          --
        Emerging Markets                                       --            X          X          --
        Foreign Securities                                     --            X          X          --
     Forward Contracts                                         --            X          X          --
     Futures Contracts                                         --            X          X           X
     Indexed Securities/Structured Products                    --           --          X           X
     Inverse Floating Rate Obligations                         --           --         --          --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
        Open-End Funds                                         --           --         --          --
        Closed-End Funds                                       --           --         --          --
     Lending of Portfolio Securities                           --           --         --          --

      INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
------------------------------------------------------------------------------------------------------
     SYMBOLS                             X permitted                                  -- not permitted
------------------------------------------------------------------------------------------------------
                                                              MMVA         HYVA       CAVA        GSVA
                                                              ----         ----       ----        ----
     LEVERAGING TRANSACTIONS
        Bank Borrowings                                        --           --         --          --
        Mortgage "Dollar-Roll" Transactions                    --           --         --          --
        Reverse Repurchase Agreements                          --           --         --          --
     OPTIONS
        Options on Foreign Currencies                          --           --          X          --
        Options on Futures Contracts                           --           --          X           X
        Options on Securities                                  --           --          X          --
        Options on Stock Indices                               --           --          X          --
        Reset Options                                          --           --         --          --
        "Yield Curve" Options                                  --           --         --          --
     Repurchase Agreements                                      X            X          X           X
     Restricted Securities                                      X            X          X           X
     Short Sales                                               --           --         --          --
     Short Sales Against the Box                               --           --         --          --
     Short Term Instruments                                     X            X          X           X
     Swaps and Related Derivative Instruments                  --            X         --          --
     Temporary Borrowings                                       X            X          X           X
     Temporary Defensive Positions                              X            X          X           X
     Warrants                                                  --            X          X          --
     "When-issued" Securities                                  --            X          X           X

     INVESTMENT TECHNIQUES/PRACTICES
---------------------------------------------------------------------------------------------------------------------------
     SYMBOLS                               X permitted                                 -- not permitted
---------------------------------------------------------------------------------------------------------------------------

                                                                   TRVA           GGVA            MSVA
                                                                   ----           ----            ----
     DEBT SECURITIES
        ASSET-BACKED SECURITIES
          Collateralized Mortgage Obligations and
            Multiclass Pass-Through Securities                      X              --              --
          Corporate Asset-Backed Securities                         X              --              --
          Mortgage Pass-Through Securities                          X               X              --
          Stripped Mortgage-Backed Securities                       X              --              --
        Corporate Securities                                        X              --              --
        Loans and Other Direct Indebtedness                         X               X              --
        Lower Rated Bonds                                           X              --              --
        Municipal Bonds                                             X              --              --
        Speculative Bonds                                           X               X              --
        U.S. Government Securities                                  X               X               X
        Variable and Floating Rate Obligations                      X               X               X
        Zero Coupon Bonds, Deferred Interest
          Bonds and PIK Bonds                                       X              --               X
     Equity Securities                                              X               X               X
     FOREIGN SECURITIES EXPOSURE
        Brady Bonds                                                 X               X              --
        Depositary Receipts                                         X               X               X
        Dollar-Denominated Foreign Debt
          Securities                                                X               X              --
        Emerging Markets                                            X               X               X
        Foreign Securities                                          X               X               X
     Forward Contracts                                              X               X               X
     Futures Contracts                                              X               X               X
     Indexed Securities/Structured Products                         X               X              --
     Inverse Floating Rate Obligations                              X               X              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
        Open-End Funds                                             --              --              --
        Closed-End Funds                                            X               X               X
     Lending of Portfolio Securities                                X               X              --
     LEVERAGING TRANSACTIONS
        Bank Borrowings                                            --              --              --
        Mortgage "Dollar-Roll" Transactions                        --              --              --
        Reverse Repurchase Agreements                              --              --              --

     INVESTMENT TECHNIQUES/PRACTICES (CONTINUED)
--------------------------------------------------------------------------------------------------------
     SYMBOLS                               X permitted                                  -- not permitted
--------------------------------------------------------------------------------------------------------
                                                                   TRVA             GGVA           MSVA
                                                                   ----             ----           ----
     OPTIONS
         Options on Foreign Currencies                              --               X               X
         Options on Futures Contracts                               --               X               X
         Options on Securities                                      --               X               X
         Options on Stock Indices                                   --               X               X
         Reset Options                                              --               X              --
         "Yield Curve" Options                                      --               X              --
      Repurchase Agreements                                          X               X               X
      Restricted Securities                                          X               X               X
      Short Sales                                                   --              --              --
      Short Sales Against the Box                                   --              --               X
      Short Term Instruments                                         X               X               X
      Swaps and Related Derivative Instruments                       X               X              --
      Temporary Borrowings                                           X               X               X
      Temporary Defensive Positions                                  X               X               X
      Warrants                                                       X               X               X
      "When-issued" Securities                                       X               X               X

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2001 which is incorporated herein by reference. The SAI is available upon request, and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.


--------------------------------------------------------------------------------

To:      Sun Life Assurance Company of Canada (U.S.)
         Retirement Products and Services
         P.O. Box 1024
         Boston, Massachusetts 02103

      Please send me a Statement of Additional Information for Compass 3--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account.



Name
    ---------------------------------------------------------
Address
    ---------------------------------------------------------

    ---------------------------------------------------------

City                                 State                Zip
    --------------------------------      ---------------    -------------------

Telephone
         ---------------------------

                                                                     MAY 1, 2001

                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information .............................................   2
The Variable Accounts' Investment Objectives, Policies
  and Restrictions ..............................................   3
Management of the Variable Accounts .............................   5
Annuity Provisions ..............................................  10
Other Contractual Provisions ....................................  11
Federal Tax Status ..............................................  12
Administration of the Contracts .................................  15
Distribution of the Contracts ...................................  15
Accountants and Financial Statements ............................  15
Appendix A -- The Fixed Account ................................. A-1
Appendix B -- Examples of Certain Calculations .................. B-1
Appendix C -- Withdrawals and Withdrawal Charges ................ C-1
Appendix D -- Transactions in Securities of Regular
  Broker-Dealers and their Affiliates ........................... D-1
Appendix E -- Investment Techniques, Practices and Risks ........ E-1
Appendix F -- Description of Bond Ratings ....................... F-1


     This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2001 (the "Prospectuses"). This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, Retirement Products and Services, P.O.
Box 1024, Boston, Massachusetts 02103, or by telephoning (800) 752-7215.

     The terms used in this SAI have the same meanings as those used in the Prospectuses.

--------------------------------------------------------------------------------
THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                             GENERAL INFORMATION

THE COMPANY

     Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. It has obtained authorization to do business in forty-eight states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York and which offers in New York contracts similar to the Contracts offered by this Prospectus. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the Contracts and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, Sun Life Financial Services Limited which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada ("Sun Life (Canada)"), and Sun Life Information Services Ireland Limited, an offshore technology center.

     We are in indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNTS

     Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA"), Global Governments Variable Account ("GGVA") and Managed Sectors Variable Account ("MSVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

THE FIXED ACCOUNT

     If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                      THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                               POLICIES AND RESTRICTIONS

     The investment objective and principal investment policies of each Variable Account are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Variable Account may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without contract holder approval unless indicated otherwise, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX E of this SAI. The following percentage limitations (as a percentage of net assets) apply to these investment techniques and practices:


                                                                                  PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                             (BASED ON NET ASSETS)
                                                                                  ----------------------
1.           MMVA
   Finance Companies, Banks, Bank Holding Companies and
      Utilities Companies:...........................................           75%
   Bank Obligations Where the Issuing Bank Has Capital, Surplus
      and Undivided Profit Less Than or Equal to $100 million:.......           10%

2.           HYVA
   Foreign Securities:...............................................           25%
   Emerging Market Securities:.......................................           5%
   Lower Rated Bonds:................................................           100%

3.           CAVA
   Foreign Securities:...............................................           25%
   Lower Rated Bonds:................................................           5%

4.           TRVA
   Foreign Securities                                                           up to (but not including) 20%
   Lower Rated Bonds:................................................           up to (but not including) 20%
   Securities Lending:...............................................           30%

5.           GGVA
   Foreign Securities:...............................................           100%
   Emerging Market Securities:.......................................           up to (but not including) 20%
   Lower Rated Bonds:................................................           0%
   Securities Lending:...............................................           30%

6.           MSVA
   Foreign Securities:...............................................           up to 50%

INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:

     An Account may not:

         (1) BORROW MONEY: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

         (2) UNDERWRITE SECURITIES: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

         (3) REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, COMMODITIES: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures

     Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

         (4) SENIOR SECURITIES: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

         (5) MAKE LOANS: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

         (6) INDUSTRY CONCENTRATION: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

                          MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS

     Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers were initially selected by the Company, but in the future will be elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of the Boards of Managers of all seven Variable Accounts and officers of each of the Variable Accounts are the same. Their positions with the Accounts, dates of birth, business addresses and principal occupations during the last five years are listed below.


                                                         PRINCIPAL OCCUPATIONS
     MEMBERS AND OFFICERS                                DURING PAST FIVE YEARS
     --------------------                                ----------------------

MEMBERS:
-------
C. James Prieur*, Member and                He is President and Chief Operating Officer of Sun Life
         President                          Assurance Company of Canada.
         (born 4/21/51)
Toronto, Canada

Samuel Adams*                               He is an attorney and a partner in the law firm of
         (born 10/19/25)                    Warner & Stackpole.
Boston, Massachusetts

J. Kermit Birchfield                        He is a consultant; Chairman of  Displaytech, Inc. (manu-
         (born 1/8/40)                      facturer of liquid crystal display technology); Managing
Gloucester, Massachusetts                   Director of Century Partners, Inc. (investments); Director of HPSC, Inc. (medical financing); Director of Dairy Mart
                                            Convenience Stores, Inc.; and Director of Intermountain
                                            Industries, Inc. (public utility gas distribution).

William R. Gutow,                           He is a private investor and real estate consultant; and
         (born 9/27/41)                     Vice Chairman of Capital Entertainment Management
Dallas, Texas                               Company (video franchise).

David D. Horn*,                             He is a Director of Sun Life Assurance Company of
         (born 6/7/41)                      Canada (U.S.) and a former Senior Vice President and
New Vineyard, Maine                         General Manager for the United States of Sun Life
                                            Assurance Company of Canada.

Derwyn F. Phillips,                         He is retired; formerly Vice Chairman of The Gillette
         (born 8/31/30)                     Company.
Marblehead, Massachusetts

 Robert C. Bishop                           He is Chairman, Director, President and Chief Executive
         (born _______)                     Officer of AutoImmune Inc. (pharmaceutical product
                                            development); Director of Millipore Corporation (purifi-
                                            cation/filtration products); Director of Quintiles transna-
                                            tional Corp. (contract services to the medical industry);
                                            Life Sciences Advisory Board Member of Bancone
                                            Equity Capital

 Frederick H. Dulles                        He is a Partner at McFadden, Pilkington & Ward (solici
         (born ________)                    tors and registered foreign lawyers): He was Of Counsel
                                            at Jackson & Nash LLP (law firm) (prior to November
                                            2000) and Of Counsel at McDermot, Will & Emery (law
                                            firm) (prior to April 1997)

                                       5


 Ronald G. Steinhart                        He is a private investor; Vice Chairman and Director of
         (born _________)                   Bank One, Texas, N.A.; Director of Prentiss Properties
                                            Trust (real estate investment trust); and a Director of NCH
                                            Corporation (manufacturer and distributor); He was an
                                            Officer at Bank One Corporation (prior to January 2000).

 Haviland Wright                            He is Chief Executive Officer and Director of Displaytech,
         (born ________)                    Inc. (manufacturer of liquid crystal display technology)

TRUSTEE EMERITUS:
-----------------
 Garth Marston**                            He is former Chairman and Chief Executive Officer of
         (born 4/28/26)                     the Provident Institution for Savings.
 Boston, Massachusetts

OFFICERS:
---------
 Stephen E. Cavan*, Secretary               He is a Senior Vice President, General Counsel and
         (born 11/6/53)                     Secretary of Massachusetts Financial Services Company.
 Boston, Massachusetts

 James R. Bordewick, Jr.*, Assistant        He is a Senior Vice President and Associate General
         Secretary                          Counsel of Massachusetts Financial Services Company.
         (born 3/6/59)
 Boston, Massachusetts

-----------------------

 * Interested persons as defined in the Investment Company Act of 1940.

 ** Trustee Emeritus.

     All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life (Canada) and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life (Canada) or its affiliates. The Members who are not officers of Sun Life Assurance Company of Canada, received the following fees from each Variable Account, depending on attendance at meetings.

                             TRUSTEE COMPENSATION TABLE

                                                                       TRUSTEE FEES(1)
                                                  --------------------------------------------------------
                                                     CAPITAL          GLOBAL       GOVERNMENT       HIGH
                                                  APPRECIATION      GOVERNMENTS    SECURITIES       YIELD
                                                    VARIABLE         VARIABLE       VARIABLE      VARIABLE
                    TRUSTEE                          ACCOUNT          ACCOUNT        ACCOUNT       ACCOUNT
------------------------------------------        ------------      -----------    ----------     --------
Samuel Adams..............................           $3,183            $56            $584           $483
J. Kermit Birchfield......................            3,874             68             710            588
William Gutow.............................            3,598             63             660            546
David D. Horn.............................            3,183             56             584            483
Garth Marston.............................            2,463             43             452            374
Derwyn F. Phillips........................            3,598             63             660            546

                                                                       TRUSTEE FEES(1)
                                                   ---------------------------------------------------------
                                                     MANAGED       MONEY       TOTAL        TOTAL TRUSTEE
                                                     SECTORS      MARKET      RETURN        FEES FROM THE
                                                    VARIABLE     VARIABLE    VARIABLE     VARIABLE ACCOUNTS
                    TRUSTEE                          ACCOUNT      ACCOUNT     ACCOUNT    AND FUND COMPLEX(2)
------------------------------------------         ---------     --------    --------    -------------------
Samuel Adams..............................          $  854         $497       $1,040         $  57,500
J. Kermit Birchfield......................           1,040          606        1,267            70,000
William Gutow.............................             965          563        1,176           135,308
David D. Horn.............................             854          497        1,040            57,500
Garth Marston.............................             661          385          805            44,500
Derwyn F. Phillips........................             965          563        1,176            65,000


-----------------------

(1) For the year ended December 31, 2000. Messrs. Bishop, Dulles, Prieur, Steinhart and Wright were not Members of the Boards of Managers during the Accounts fiscal year ended December 31, 2000 and therefore did not receive compensation during this period.

(2) Information provided for calendar year 2000. All Managers receiving compensation from the Accounts served as Managers or Trustees of 36 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2000 of $15.9 billion, except Mr. Gutow, who served as Manager or Trustee of 64 funds and registered accounts within the MFS complex (having aggregate net assets at December 31, 2000, of approximately $22.3 billion).

Each Variable Account and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC.

INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS" or the "Adviser") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

     MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life (Canada). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

(1) INVESTMENT MANAGEMENT AGREEMENTS

     MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.

     MFS is paid maximum investment management fee for each Variable Account as follows:

                                                          INVESTMENT MANAGEMENT FEE AS A
     VARIABLE ACCOUNT                                  % OF AVERAGE DAILY NET ASSETS ("ADNA")
---------------------------             -------------------------------------------------------------
GSVA                                    0.55% of first $300 million in ADNA and 0.495% of ADNA in
                                        excess of $300 million
---------------------------------------------------------------------------------------------------------------------------
MMVA                                    0.50%
---------------------------------------------------------------------------------------------------------------------------
CAVA
GGVA                                    0.75% of first $300 million in ADNA and 0.675% of ADNA in
HYVA                                    excess of $300 million
MSVA
TRVA


   Each Variable Account pays its respective fees and expenses of the Board of Managers, independent certified public accountants, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 1998, 1999 or 2000. The investment management fees paid by the Variable Accounts during 1998, 1999 and 2000, respectively, were as follows:



                                       MANAGEMENT             MANAGEMENT             MANAGEMENT
                                      FEES PAID FOR          FEES PAID FOR          FEES PAID FOR
                                       FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
         VARIABLE ACCOUNT              ENDED 1998   % ADNA    ENDED 1999    % ADNA   ENDED 2000    % ADNA
---------------------------           ------------- -------  -------------  ------  -------------  ------
CAVA.......................             $4,766,483    0.71%     $5,122,381   0.71%     $5,840,130   0.71%
GGVA.......................                156,531    0.75         128,971    0.75         95,841    0.75
GSVA.......................              1,022,826    0.55         944,603    0.55        785,456    0.55
HYVA.......................              1,359,299    0.75       1,141,799    0.75        914,558    0.75
MMVA.......................                596,040    0.50         606,974    0.50        596,134    0.50
MSVA.......................                913,490    0.75       1,098,302    0.75      1,647,654    0.75
TRVA.......................              2,389,991    0.75       2,261,784    0.75      1,873,768    0.75

(2) ADMINISTRATOR

     MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the years ended December 31, 1998, 1999 and 2000, MFS received fees under this Agreement as follows:


                                                    1998       1999        2000
                                                    ----       ----        ----
CAVA.....................................         $83,818     $92,463   $121,251
GGVA.....................................           2,619       2,258      1,829
GSVA.....................................          23,491      22,388     20,471
HYVA.....................................          23,081      19,618     17,787
MMVA.....................................          15,121      15,997     17,005
MSVA.....................................          15,354      17,988     32,165
TRVA.....................................          40,297      39,300     35,451



(3) PORTFOLIO TRANSACTIONS


     In placing orders for any purchases and sales of portfolio securities for the Variable Accounts, MFS will select broker-dealer firms by giving primary consideration to the quality, quantity and nature of the firms' professional services, which include execution, clearance procedures and market, statistical and other research information provided to the Variable Accounts, MFS and its affiliates. Any research benefits provided by broker-dealers may be available to all clients of MFS or its affiliates, which may include the Company, Sun Life (Canada) and Sun Life Insurance and Annuity Company of New York. Consistent with the foregoing primary consideration and the Conduct Rules of the National Association of Securities Dealers, Inc., MFS may consider sales of the Contracts and other contracts participating in the Variable Accounts as a factor in the selection of such broker-dealer firms. While MFS is primarily responsible for the allocation of the brokerage business of each of the Variable Accounts, the policies and practices of MFS in this regard must be consistent with the foregoing and will at all times be subject to review by the Boards of Managers of the Variable Accounts. Brokerage commissions paid by certain Variable Accounts during 1998, 1999 and 2000 were as follows:



                                          BROKERAGE COMMISSIONS PAID
                                   -----------------------------------------
         VARIABLE ACCOUNT             1998           1999           2000
------------------------------     ----------     ----------      ----------
CAVA..........................     $1,137,489     $1,358,841      $1,710,662
HYVA..........................          3,242             --              --
MSVA..........................        453,476        702,957         949,811
TRVA..........................        364,718        300,309         300,927



     No commissions were paid by MMVA, GSVA or GGVA in 1998, 1999 and 2000.

     See Appendix D for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts.

     Each Variable Account entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Variable Account receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Variable Account, including the Variable Account's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

     At times investment decisions may be made to purchase or sell the same security for one or more Variable Accounts and for one or more of the other client portfolios managed by MFS or its advisory affiliate. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. At other times one such client may be purchasing the same security that another client is selling. In this event MFS has discretion to place both such orders with broker-dealers or to arrange for the completion of the transaction between the clients without the use of broker-dealers. The Boards of Managers of the Variable Accounts have authorized MFS to arrange for the Variable Accounts to purchase securities from or to sell securities to another investment company for which MFS or its advisory affiliate serves as investment adviser.

     In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of the Company, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts. These other transactions will be unrelated to the allocation of the Variable Accounts' portfolio securities transactions.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

     On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

     The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

     For a description of fixed annuity payments see Appendix B.

     For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

     The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is 0.99989255 for a one day Valuation Period.

     For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

     The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

     Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

     Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

     The Custodian of the assets of the Variable Accounts is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

     The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.

                                FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in the Prospectuses are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403, 408 or 408A or, in the case of Compass 2 Contracts,
Section 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary depends on the Company's tax status, upon the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNTS

     The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Accounts are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Accounts are not separately taxable as regulated investment companies or otherwise as taxable entities separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends, and net capital gains) of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     Generally, no tax is imposed on the increase in the value of a Contract held by an individual Owner until distribution occurs, either as annuity payments under the annuity option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date.

     Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated under an immediate annuity (as defined below). This provision applies to earnings on Purchase Payments made after February 28, 1986.

     The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for this Contract, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the 10% penalty tax for early withdrawal is not applicable.

     In the case of a Non-Qualified Contract (other than a Contract issued in exchange for a contract issued prior to August 14, 1982, as discussed above), a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Contract's Accumulation Account), must be treated first as a withdrawal from the excess of the Accumulation Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Owner's income. Similarly, if an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. (For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Owner's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Contract's

Accumulation Account value will not be reduced by the amount of any loan, assignment, or pledge of the Contract. In addition, all non-qualified deferred annuity contracts that are issued by the Company to the same Owner during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal or loan from, or assignment or pledge of, one or more such contracts will be fully includible in the Owner's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts entered into during the calendar year).

     The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the annuity option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the cost basis of the Contract bears to the expected return under the Contract. The remainder of the payment is taxable.

     The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If an Annuitant survives for his full life expectancy so that the Payee recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire basis, the Payee will be allowed a deduction for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

     In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a 10% penalty, except in the circumstances described below. This 10% penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to 10% of the portion of the amount which is includible in the recipient's gross income. This penalty will not apply to distributions which are: (a) made after the Owner has reached age 59 1/2; (b) made to a Beneficiary or to the estate of the Owner upon the death of the Owner; (c) attributable to the Owner's becoming disabled, so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration; (d) allocable to Purchase Payments made before August 14, 1982; or (e) one of a series of substantially equal periodic payments made for the life of the Owner or over the joint lives of the Owner and a designated beneficiary. In the case of this last exception payments cannot be made less frequently than annually. Further, any modification of the payment schedule before the later of five years after payments commence or the Owner reaching age 59 1/2 will trigger the penalty tax with respect to current and prior distributions (plus, in the case of prior distributions, interest thereon). The withdrawal penalty does not apply to distributions under an immediate annuity (defined as a single premium contract with an annuity commencement date within one year of the date of purchase). In the case of Contracts issued prior to January 18, 1985, the penalty on taxable cash withdrawals and lump sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

     If the Owner of a Non-Qualified Contract dies before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be either (1) distributed within five years after the date of death of the Owner, or (2) distributed over some period not greater than the expected life of the designated Payee, with annuity payments beginning within one year after the date of death of the Owner. These distribution requirements will not apply where the spouse of the Owner is the designated Beneficiary;
rather, in such a case, the Contract may be continued in the name of the spouse as Owner. If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. In the case of Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Owner or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, where the Owner of a Contract is not an individual, the rules requiring distributions upon the death of the Owner will be applied with respect to the Annuitant, resulting in income to the Payee. In such a case, a change in the Annuitant would be treated as the death of the Owner. Distributions required due to the death of the Owner (or, where the Owner is not an individual, to the death of the Annuitant) will not be subject to the 10% penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon death.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

     In the case of Qualified Contracts, distributions made prior to age
59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying non-qualified variable contracts. Contracts that do not comply with these regulations do not qualify as "annuities" for income tax purposes. The Internal Revenue Service has issued Regulations containing diversification requirements for segregated asset accounts and mutual fund series underlying non-qualified variable contracts. The Regulations provide generally that a segregated asset account (such as the Variable Accounts) will be adequately diversified if (1) not more than 55% of its total assets are invested in the securities of one issuer, (2) not more than 70% of its total assets are invested in the securities of two issuers, (3) not more than 80% of its total assets are invested in the securities of three issuers, and (4) not more than 90% of its total assets are invested in the securities of four issuers. In the case of "government securities," each United States government agency or instrumentality is treated as a separate issuer. "Government securities" include any security that is issued or guaranteed by the United States or an instrumentality of the United States and related options, Futures Contracts and Options on Futures Contracts. The Company believes the Variable Accounts comply with the Regulations.

     The preamble to the Regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

                         ADMINISTRATION OF THE CONTRACTS

     The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                          DISTRIBUTION OF THE CONTRACTS

     The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments under Compass 2 Contracts and 6.11% of the Purchase Payments under Compass 3 Contracts. In addition, after the first Contract Year broker dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, the Company may, from time to time, as permitted by applicable regulations, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts offered by the Company. Commissions will not be paid with respect to Contracts established for the personal accounts of employees of the Company or any of its affiliates or of persons engaged in the distribution of the Contracts. During 1998, 1999 and 2000, the following approximate amounts were paid to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:


                            1998                    1999                 2000
                            ----                    ----                 ----
Compass 2...............  $156,670               $142,380                $
Compass 3...............   560,830                573,120


                      ACCOUNTANTS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Accounts' independent certified public accountants providing auditing and other professional services.

     The financial statements of the Company are included in this SAI.

     The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts' Annual Report to contract owners for the year ended December 31, 2000. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

     The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

      [2000 FINANCIALS TO BE FILED UNDER RULE 485(b) ON APRIL 30, 2001.]


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS

                                                                           DECEMBER 31,
                                                                 -----------------------------
                                                                      1999            1998
                                                                      ----            ----
                                                                       (IN THOUSANDS)
ADMITTED ASSETS
   Bonds                                                         $ 1,221,970      $ 1,763,468
   Common stocks                                                      75,283          128,445
   Mortgage loans on real estate                                     528,911          535,003
   Properties acquired in satisfaction of debt                        15,641           17,207
   Investment real estate                                             79,182           78,021
   Policy loans                                                       40,095           41,944
   Cash and short-term investments                                   316,971          265,226
   Other invested assets                                              67,938           64,177
   Investment income due and accrued                                  25,303           35,706
   Federal income tax recoverable and interest thereon                    --            1,110
   Other assets                                                        5,807            1,928
                                                                 -----------      -----------
   General account assets                                          2,377,101        2,932,235
   Separate account assets
     Unitized                                                     15,490,328       11,774,745
     Non-unitized                                                  2,080,726        2,195,641
                                                                 -----------      -----------
   Total admitted assets                                         $19,948,155      $16,902,621
                                                                 ===========      ===========

LIABILITIES
   Aggregate reserve for life policies and contracts             $ 1,153,642      $ 1,216,107
   Supplementary contracts                                             3,182            1,885
   Policy and contract claims                                            962              369
   Liability for premium and other deposit funds                     564,820        1,000,875
   Surrender values on cancelled policies                                 16                5
   Interest maintenance reserve                                       41,771           40,490
   Commissions to agents due or accrued                                3,253            2,615
   General expenses due or accrued                                    14,055            5,932
   Transfers from Separate Accounts due or accrued                  (467,619)        (361,863)
   Taxes, licenses and fees due or accrued, excluding FIT                379              401
   Federal income taxes due or accrued                                89,031           25,019
   Unearned investment income                                             22               23
   Amounts withheld or retained by company as agent or trustee          (442)             529
   Remittances and items not allocated                                 1,078            5,176
   Asset valuation reserve                                            44,071           44,392
   Payable to parent, subsidiaries, and affiliates                    26,284           30,381
   Payable for securities                                                 --              428
   Other liabilities                                                  16,674            9,770
                                                                 -----------      -----------
   General account liabilities                                     1,491,179        2,022,534
   Separate account liabilities:
     Unitized                                                     15,489,908       11,774,522
     Non-unitized                                                  2,080,726        2,195,641
                                                                 -----------      -----------
   Total liabilities                                              19,061,813       15,992,697
                                                                 -----------      -----------

CAPITAL STOCK AND SURPLUS
   Common capital stock                                                5,900            5,900
                                                                 -----------      -----------
   Surplus notes                                                     565,000          565,000
   Gross paid in and contributed surplus                             199,355          199,355
   Unassigned funds                                                  116,087          139,669
                                                                 -----------      -----------
   Surplus                                                           880,442          904,024
                                                                 -----------      -----------
   Total common capital stock and surplus                            886,342          909,924
                                                                 -----------      -----------
   Total liabilities, capital stock and surplus                  $19,948,155      $16,902,621
                                                                 ===========      ===========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
                                                                          YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------
                                                                   1999            1998            1997
                                                                   ----            ----            ----
                                                                              (IN THOUSANDS)
INCOME:
Premiums and annuity considerations                                $ 69,492      $ 210,198        $ 254,066
Deposit-type funds                                                2,598,265      2,140,604        2,155,297
Considerations for supplementary contracts without life
   contingencies and dividend accumulations                           3,461          2,086            1,615
Net investment income                                               167,035        184,532          270,249
Amortization of interest maintenance reserve                          3,702          2,282            1,166
Income from fees associated with investment
   management and administration and contract
   guarantees from Separate Account                                 173,417        141,211          109,757
Net gain from operations from Separate Account                           61             --                5
Other income                                                         24,554         87,364          102,889
                                                                 ----------     ----------       ----------
Total Income                                                      3,039,987      2,768,277        2,895,044
                                                                 ----------     ----------       ----------

BENEFITS AND EXPENSES:
Death benefits                                                        4,386         15,335           17,284
Annuity benefits                                                    155,387        153,636          148,135
Disability benefits and benefits under accident and
   health policies                                                       --            104              132
Surrender benefits and other fund withdrawals                     2,313,179      1,933,833        1,854,004
Interest on policy or contract funds                                    237           (140)             699
Payments on supplementary contracts without life
   contingencies and dividend accumulations                           2,345          2,528            1,687
Increase (decrease) in aggregate reserves for life
   and accident and health policies and contracts                   (62,465)      (972,135)         127,278
Decrease in liability for premium and other deposit
   funds                                                           (436,055)      (449,831)        (447,603)
Increase (decrease) in reserve for supplementary
   contracts without life contingencies and for dividend
   and coupon accumulations                                           1,296           (362)              42
                                                                 ----------     ----------       ----------
Total Benefits                                                    1,978,310        682,968        1,701,658
                                                                 ----------     ----------       ----------
Commissions on premiums and annuity considerations
   (direct business only)                                           155,381        137,718          132,700
Commissions and expense allowances on reinsurance
   assumed                                                               --         13,032           17,951
General insurance expenses                                           75,046         58,132           46,624
Insurance taxes, licenses and fees, excluding federal
   income taxes                                                       8,710          7,388            8,267
Increase (decrease) in loading on and cost of
   collection in excess of loading on deferred and
   uncollected premiums                                                  --         (1,663)             523
Net transfers to Separate Accounts                                  727,811        722,851          844,130
Reserve and fund adjustments on reinsurance
   terminated                                                            --      1,017,112               --
                                                                 ----------     ----------       ----------
Total Benefits and Expenses                                      $2,945,258     $2,637,538       $2,751,853
                                                                 ----------     ----------       ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS (CONTINUED)
   Net gain from operations before dividends to
     policyholders and federal income tax expense                   $94,729       $130,739         $143,191
   Dividends to policyholders                                            --         (5,981)          33,316
                                                                 ----------     ----------       ----------
   Net gain from operations after dividends to
     policyholders and before federal income tax expense             94,729        136,720          109,875
   Federal income tax expense, (excluding tax on
     capital gains)                                                  24,479         11,713            7,339
                                                                 ----------     ----------       ----------
   Net gain from operations after dividends to
     policyholders and federal income taxes and before
     realized capital gains                                          70,250        125,007          102,536
   Net realized capital gains less capital gains tax and
     transferred to the Interest Maintenance Reserve                 20,108            394           26,706
                                                                 ----------     ----------       ----------
   NET INCOME                                                       $90,358       $125,401         $129,242
                                                                 ==========     ==========       ==========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                                         YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------
                                                                   1999            1998            1997
                                                                   ----            ----            ----
                                                                              (IN THOUSANDS)
Capital and Surplus, Beginning of Year                             $909,924       $832,695        $ 567,143
                                                                 ----------     ----------       ----------
Net Income                                                           90,358        125,401          129,242
Change in net unrealized capital gains (losses)                     (36,111)          (384)           1,152
Change in non-admitted assets and related items                       1,715         (1,086)            (463)
Change in reserve due to change in valuation basis                                      --           39,016
Change in asset valuation reserve                                       320          3,213            6,307
Surplus (contributed to) withdrawn from Separate
   Accounts during period                                               136             82               --
Other changes in surplus in Separate Accounts
   Statements                                                            --             10               --
Change in surplus notes                                                  --             --          250,000
Dividends to stockholders                                           (80,000)       (50,000)        (159,722)
Aggregate write-ins for gains and (losses) in surplus                    --             (7)              20
                                                                 ----------     ----------       ----------
Net change in capital and surplus for the year                      (23,582)        77,229          265,552
                                                                 ----------     ----------       ----------
Capital and Surplus, End of Year                                   $886,342       $909,924        $ 832,695
                                                                 ==========     ==========       ==========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CASH FLOW

                                                                         YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------
                                                                   1999            1998            1997
                                                                   ----            ----            ----
                                                                              (IN THOUSANDS)
Cash Provided by Operations:
   Premiums, annuity considerations and deposit funds
     received                                                    $2,667,756    $ 2,361,669      $ 2,410,919
   Considerations for supplementary contracts and
     dividend accumulations received                                  3,461          2,086            1,615
   Net investment income received                                   225,038        236,944          345,279
   Fees associated with investment management,
     administration, and contract guarentees from
     Separate Accounts                                              173,417        141,211               --
   Other income received                                             24,555        111,936          208,223
                                                                 ----------     ----------       ----------
Total receipts                                                    3,094,227      2,853,846        2,966,036
                                                                 ----------     ----------       ----------
   Benefits paid (other than dividends)                           2,474,693      2,107,736        2,020,747
   Insurance expenses and taxes paid (other than
     federal income and capital gains taxes)                        230,744        217,023          203,650
   Net cash transferred to Separate Accounts                        833,567        800,636          895,465
   Dividends paid to policyholders                                       --         26,519           28,316
   Federal income tax payments (recoveries),
     (excluding tax on capital gains)                               (40,644)        46,965            1,397
   Other--net                                                           237           (138)             698
                                                                 ----------     ----------       ----------
Total payments                                                    3,498,597      3,198,741        3,150,273
                                                                 ----------     ----------       ----------
Net cash used in operations                                        (404,370)      (344,895)        (184,237)
                                                                 ----------     ----------       ----------
   Proceeds from long-term investments sold, matured
     or repaid (after deducting taxes on capital gains
     (losses) of $(1,768) for 1999, $2,038 for 1998, and
     $750 for 1997)                                               1,065,307      1,261,396        1,343,803
   Issuance of surplus notes                                             --             --          250,000
   Other cash provided (used)                                        13,797        (40,529)          71,095
                                                                 ----------     ----------       ----------
Total cash provided                                               1,079,104      1,220,867        1,664,898
                                                                 ----------     ----------       ----------

Cash Applied:
   Cost of long-term investments acquired                          (484,417)      (967,901)        (773,783)
   Other cash applied                                              (138,572)      (187,263)        (310,519)
                                                                 ----------     ----------       ----------
Total cash applied                                                 (622,989)    (1,155,164)      (1,084,302)
Net change in cash and short-term investments                        51,745       (279,192)         396,359
Cash and short-term investments:
Beginning of year                                                   265,226        544,418          148,059
                                                                 ----------     ----------       ----------
End of year                                                       $ 316,971     $  265,226       $  544,418
                                                                  =========     ==========       ==========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), a mutual insurance company.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are confirmed retrospectively. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through the Interest Maintenance Reserve (IMR). Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $467,619,000 in 1999 and $361,863,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

2.   INVESTMENTS IN SUBSIDIARIES

The Company owns all of the outstanding shares of the following subsidiaries:

Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") is engaged in the sale of individual fixed and variable annuity contracts and group life and group long term disability insurance contracts in the State of New York;

Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), is a registered broker-dealer;

Sun Life Financial Services Limited ("SLFSL"), serves as the marketing administrator for the distribution of the offshore products of SLOC (Bermuda branch), an affiliate;

Sun Benefit Services Company, Inc. ("Sunbesco") receives renewal commissions on a disability product and is currently inactive;

Sun Capital Advisers, Inc. ("Sun Capital") is a registered investment adviser;

Sun Life Finance Corporation ("Sunfinco") is a finance company and currently inactive;

Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1") is a special purpose corporation engaging in activities incidental to securitizing mortgage loans;

Clarendon Insurance Agency, Inc. ("Clarendon") is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates;

Sun Life Information Services Ireland Limited ("SLISL") is an offshore technology services center for affiliates.

On October 29,1999, the Company sold New London Trust F.S.B. ("NLT") to an unaffiliated party for $30,254,000. The Company realized a post tax gain of $13,170,000.

On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $33,965,000. The Company realized a post tax gain of $4,900,000.

The impact of the sales of NLT and MCIC on continuing operations of the Company is not expected to be material.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"), a registered investment adviser. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.   INVESTMENTS IN SUBSIDIARIES (CONTINUED)

During 1999, 1998, and 1997, the Company contributed capital in the following amounts to its subsidiaries:

                                                                       1999           1998            1997
                                                                       ----           ----            ----
                                                                                (IN THOUSANDS)
MCIC                                                                 $    --        $    --         $ 2,000
SLFSL                                                                  1,000            750           1,000
SPE 97-1                                                                  --             --          20,377
Sundisco                                                              19,000         10,000              --
Sun Capital                                                               --            500              --
Clarendon                                                                 --             10              --
SLISL                                                                     --            502              --

During 1999, 1998, and 1997, the Company received dividends from the following subsidiaries:

                                                                                 DECEMBER 31,
                                                                     ---------------------------------------
                                                                       1999           1998            1997
                                                                       ----           ----            ----
                                                                                (IN THOUSANDS)
SUN Life (N.Y.)                                                      $ 6,500        $ 3,000          $   --
NLT                                                                   19,319             --           7,500
MFS                                                                       --             --          33,110
SPE 97-1                                                                  --            675              --
SUNDISCO                                                                  --             --             571

Summarized combined financial information of the Company's subsidiaries as of December 31, 1999, 1998 and 1997 and for the years then ended, follows:

                                                                                 DECEMBER 31,
                                                                 --------------------------------------------
                                                                       1999           1998            1997
                                                                       ----           ----            ----
                                                                                (IN THOUSANDS)
Assets                                                           $ 877,939      $ 1,315,317       $ 1,190,951
Liabilities                                                       (802,656)      (1,186,872)       (1,073,966)
                                                                 ---------      -----------       -----------
Total net assets                                                 $  75,283      $   128,445       $   116,985
                                                                 =========      ===========       ===========
Total revenues                                                   $  82,443      $   222,853       $   750,364
Operating expenses                                                 (90,318)        (221,933)         (646,896)
Income tax expense                                                   3,249           (1,222)          (43,987)
                                                                 ---------      -----------       -----------
Net income (loss)                                                $  (4,626)     $      (302)      $    59,481
                                                                 =========      ===========       ===========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.   BONDS

Investments in debt securities are as follows:

                                                                        DECEMBER 31, 1999
                                                      ------------------------------------------------------
                                                                        GROSS        GROSS       ESTIMATED
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                          COST          GAINS      (LOSSES)        VALUE
                                                       -----------   ----------   ----------     ----------
                                                                         (IN THOUSANDS)
Long-term bonds:
   United States government and government
     agencies and authorities                          $    78,161   $   2,091      $ (2,454)    $   77,798
   States, provinces and political subdivisions             20,428          69           (57)        20,440
   Public utilities                                        181,466       6,854        (5,907)       182,413
   Transportation                                          188,285       7,689        (2,709)       193,265
   Finance                                                  88,517       4,631          (518)        92,630
   All other corporate bonds                               665,113      18,353       (17,152)       666,314
                                                       -----------   ---------     ---------     ----------
     Total long-term bonds                               1,221,970      39,687       (28,797)     1,232,860
                                                       -----------   ---------     ---------     ----------
Short-term bonds:
   U.S. Treasury Bills, bankers acceptances
     and commercial paper                                  312,585          --            --        312,585
                                                       -----------   ---------     ---------     ----------
     Total short-term bonds                                312,585          --            --        312,585
                                                       -----------   ---------     ---------     ----------
Total bonds                                            $ 1,534,555   $  39,687      $(28,797)    $1,545,445
                                                       ===========   =========     =========     ==========

                                                                        DECEMBER 31, 1998
                                                      ------------------------------------------------------
                                                                        GROSS        GROSS       ESTIMATED
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                          COST          GAINS      (LOSSES)        VALUE
                                                       -----------   ----------   ----------     ----------
                                                                         (IN THOUSANDS)
Long-term bonds:
   United States government and government
     agencies and authorities                           $  140,417   $   7,635      $   (177)    $  147,875
   States, provinces and political subdivisions             16,632       2,219            --         18,851
   Public utilities                                        397,670      38,740          (238)       436,172
   Transportation                                          197,207      22,481           (18)       219,670
   Finance                                                 144,958      12,542          (494)       157,006
   All other corporate bonds                               866,584      50,814        (6,419)       910,979
                                                       -----------   ---------     ---------     ----------
     Total long-term bonds                               1,763,468     134,431        (7,346)     1,890,553
                                                       -----------   ---------     ---------     ----------
Short-term bonds:
   U.S. Treasury Bills, bankers acceptances
     and commercial paper                                   43,400          --            --         43,400
   Affiliates                                              220,000          --            --        220,000
                                                       -----------   ---------     ---------     ----------
     Total short-term bonds                                263,400          --            --        263,400
                                                       -----------   ---------     ---------     ----------
Total bonds                                             $2,026,868   $ 134,431      $ (7,346)    $2,153,953
                                                       ===========   =========     =========     ==========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.   BONDS (CONTINUED)

The amortized cost and estimated fair value of bonds at December 31, 1999 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                    DECEMBER 31, 1999
                                                                                --------------------------
                                                                                AMORTIZED        ESTIMATED
                                                                                  COST          FAIR VALUE
                                                                                  ----          ----------
                                                                                     (IN THOUSANDS)
Maturities:
   Due in one year or less                                                      $  376,761       $  376,823
   Due after one year through five years                                           184,077          182,788
   Due after five years through ten years                                          259,042          263,321
   Due after ten years                                                             542,678          543,301
                                                                                ----------       ----------
                                                                                 1,362,558        1,366,233
   Mortgage-backed securities                                                      171,997          179,212
                                                                                ----------       ----------
   Total bonds                                                                  $1,534,555       $1,545,445
                                                                                ==========       ==========

Proceeds from sales and maturities of investments in debt securities during 1999, 1998, and 1997 were $740,081,000, $1,016,811,000 and $980,264,000, gross gains were $7,688,000, $17,025,000, and $10,732,000 and gross losses were
$4,477,000, $866,000, and $2,446,000, respectively.

Bonds included above with an amortized cost of approximately $2,604,000, $2,572,000, and $2,578,000 at December 31, 1999, 1998 and 1997, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentrations of credit risk in its portfolio.

4.   SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities on loan as of December 31, 1999, 1998 or 1997. Income resulting from this program was $20,000, $94,000, and $200,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

5.   MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

5.   MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the mortgage loan portfolio.

                                                 DECEMBER 31,
                                            --------------------------
                                               1999             1998
                                               ----             ----
                                                  (IN THOUSANDS)
California                                  $ 72,693         $ 82,397
Massachusetts                                 38,083           53,528
Michigan                                      32,941           34,357
New York                                      22,912           21,190
Ohio                                          31,914           36,171
Pennsylvania                                  92,825           93,587
Washington                                    30,265           36,548
All other                                    207,278          177,225
                                            --------         --------
                                            $528,911         $535,003
                                            ========         ========

The Company has restructured mortgage loans totaling $15,644,000 and $30,743,000 and corresponding allowances for losses of $1,043,000 and $2,120,000 at December 31, 1999 and 1998, respectively.

On December 22, 1999, the Company acquired 28 mortgages from SLOC at a cost of $118,091,637. The Company in turn sold a 90% participation in these 28 plus an additional 11 existing mortgage loans to a third party as part of two mortgage participation agreements, for which the Company received proceeds of $146,974,851.

The Company has outstanding mortgage loan commitments on real estate totaling $2,384,000 and $18,005,000 at December 31, 1999 and 1998, respectively.

6.   INVESTMENT GAINS AND LOSSES

                                                           YEARS ENDED DECEMBER 31,
                                                    --------------------------------------
                                                     1999            1998           1997
                                                     ----            ----           ----
                                                               (IN THOUSANDS)
Net realized gains (losses):
Bonds                                              $     70      $   5,659        $  2,882
Common stock of affiliates                           15,290             --          21,195
Common stocks                                            --             48              --
Mortgage loans                                          787          2,374           3,837
Real estate                                            (481)           955           2,912
Other invested assets                                    --         (3,827)           (717)
                                                   --------      ---------        --------
Subtotal                                             15,666          5,209          30,109
Capital gains tax expense (benefit)                  (4,442)         4,815           3,403
                                                   --------      ---------        --------
Total                                              $ 20,108      $     394        $ 26,706
                                                   ========      =========        ========
Changes in unrealized gains (losses):
Bonds                                              $ (6,689)     $      --        $     --
Common stock of affiliates                          (30,966)          (302)         (2,894)
Mortgage loans                                           83         (1,312)          1,524
Real estate                                           1,461            403           3,377
Other invested assets                                    --            827            (855)
                                                   --------      ---------        --------
Total                                              $(36,111)     $    (384)       $  1,152
                                                   ========      =========        ========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.   INVESTMENT GAINS AND LOSSES (CONTINUED)

Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $4,965,000 in 1999, $8,943,000 in 1998, and $6,321,000 in 1997. All gains and losses are transferred net of applicable income taxes.

7.   NET INVESTMENT INCOME

Net investment income consisted of:

                                                                           YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------
                                                                    1999            1998            1997
                                                                    ----            ----            ----
                                                                               (IN THOUSANDS)
Interest income from bonds                                          $128,992       $167,436        $188,924
Income from investment in common stock of affiliates                  25,819          3,675          41,181
Interest income from mortgage loans                                   50,327         53,269          76,073
Real estate investment income                                         15,696         15,932          17,161
Interest income from policy loans                                      3,118          2,881           3,582
Other investment income (loss)                                        (1,700)          (641)           (193)
                                                                    --------       --------        --------
Gross investment income                                              222,252        242,552         326,728
                                                                    --------       --------        --------
Interest on surplus notes and notes payable                          (43,266)       (44,903)        (42,481)
Investment expenses                                                  (11,951)       (13,117)        (13,998)
                                                                    --------       --------        --------
Net investment income                                               $167,035       $184,532        $270,249
                                                                    ========       ========        ========

8.   DERIVATIVES

The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates and foreign currency exchange rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and currency and interest rate swap agreements structured as forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1999 and 1998, there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.   DERIVATIVES (CONTINUED)

The Company's open positions are as follows:

                                                                                SWAPS OUTSTANDING
                                                                              AT DECEMBER 31, 1999
                                                                    ---------------------------------------
                                                                        NOTIONAL               MARKET VALUE
                                                                    PRINCIPAL AMOUNTS          OF POSITIONS
                                                                    -----------------          ------------
                                                                                 (IN THOUSANDS)
Conventional interest rate swaps                                          $20,000                   $249
Foreign currency swap                                                         648                    113
                                                                                SWAPS OUTSTANDING
                                                                              AT DECEMBER 31, 1998
                                                                    ---------------------------------------
                                                                        NOTIONAL               MARKET VALUE
                                                                    PRINCIPAL AMOUNTS          OF POSITIONS
                                                                    -----------------          ------------
                                                                                 (IN THOUSANDS)
Conventional interest rate swaps                                          $45,000                   $508
Foreign currency swap                                                       1,178                    263

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.   LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                                 ENDED DECEMBER 31,
                                                                           ---------------------------------
                                                                             1999                    1998
                                                                             ----                    ----
                                                                                     (IN THOUSANDS)
Lease contracts receivable                                                 $ 69,766                $ 78,937
Less non-recourse debt                                                      (69,749)                (78,920)
                                                                           --------                --------
Net receivable                                                                   17                      17
Estimated residual value of leased assets                                    41,150                  41,150
Less unearned and deferred income                                            (7,808)                 (8,932)
                                                                           --------                --------
Investment in leveraged leases                                               33,359                  32,235
Less fees                                                                      (113)                   (138)
                                                                           --------                --------
Net investment in leveraged leases                                         $ 33,246                $ 32,097
                                                                           ========                ========


The net investment is included in "Other invested assets" on the balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10.  REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,527,000, $2,128,000 and $1,381,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997, SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, and $37,050,000 for the years ended December 31, 1998 and 1997, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                          YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                                     1999            1998            1997
                                                                     ----            ----            ----
                                                                               (IN THOUSANDS)
Income:
   Premiums, annuity deposits and other revenues                $2,874,513      $2,377,364       $2,340,733
   Net investment income and realized gains                        190,845         187,208          298,120
                                                                ----------      ----------       ----------
   Subtotal                                                      3,065,358       2,564,572        2,638,853
                                                                ----------      ----------       ----------
Benefits and Expenses:
   Policyholder benefits                                         2,709,712       2,312,247        2,350,354
   Other expenses                                                  239,282         203,238          187,591
                                                                ----------      ----------       ----------
   Subtotal                                                      2,948,994       2,515,485        2,537,945
                                                                ----------      ----------       ----------
Income from operations                                          $  116,364      $   49,087       $  100,908
                                                                ==========      ==========       ==========

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999, $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997.

During 1999 the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10.   REINSURANCE (CONTINUED)

minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                      DECEMBER 31, 1999
                                                                                 --------------------------
                                                                                   AMOUNT        % OF TOTAL
                                                                                   ------        ----------
                                                                                       (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
   With market value adjustment                                                  $ 2,346,853          13
   At market value                                                                15,010,696          81
   At book value less surrender charges (surrender charge >5%)                        45,722          --
   At book value (minimal or no charge or adjustment)                                104,539           1
Not subject to discretionary withdrawal provision                                  1,015,108           5
                                                                                 -----------         ---
Total annuity actuarial reserves and deposit liabilities                         $18,522,918         100
                                                                                 ===========         ===

                                                                                      DECEMBER 31, 1998
                                                                                 --------------------------
                                                                                   AMOUNT        % OF TOTAL
                                                                                   ------        ----------
                                                                                        (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
   With market value adjustment                                                  $ 2,896,529          19
   At market value                                                                11,368,059          73
   At book value less surrender charges (surrender charge >5%)                        62,404          --
   At book value (minimal or no charge or adjustment)                                111,757           1
Not subject to discretionary withdrawal provision                                  1,055,642           7
                                                                                 -----------         ---
Total annuity actuarial reserves and deposit liabilities                         $15,494,391         100
                                                                                 ===========         ===

12.   SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

12.  SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

                                                                                FEDERAL
                                TOTAL           TOTAL            PRETAX         INCOME            TOTAL
                              REVENUES       EXPENDITURES        INCOME          TAXES            ASSETS
                              --------       ------------        ------          -----            -----
                                                             (IN THOUSANDS)
         1999
Protection                   $   33,236        $   41,030        $ (7,794)       $(2,661)       $   136,127
Wealth Management             2,979,450         2,898,158          81,292         18,593         19,015,394
Corporate                        27,301             6,070          21,231          8,547            796,634
                             ----------        ----------        --------        -------        -----------
   Total                     $3,039,987        $2,945,258        $ 94,729        $24,479        $19,948,155
                             ----------        ----------        --------        -------        -----------
         1998
Protection                      229,710           144,800          84,910         (4,148)           199,683
Wealth Management             2,527,608         2,483,715          43,893         12,486         16,123,905
Corporate                        10,959             3,042           7,917          3,375            579,033
                             ----------        ----------        --------        -------        -----------
   Total                     $2,768,277        $2,631,557        $136,720        $11,713        $16,902,621
                             ==========        ==========        ========        =======        ===========
         1997
Protection                      304,141           272,333          31,808         13,825          1,143,697
Wealth Management             2,533,006         2,507,592          25,414         10,667         14,043,221
Corporate                        57,897             5,244          52,653        (17,153)           738,439
                             ----------        ----------        --------        -------        -----------
   Total                     $2,895,044        $2,785,169        $109,875        $ 7,339        $15,925,357
                             ----------        ----------        --------        -------        -----------

----------
* Total expenditures includes dividends to policyholders of $0 for 1999, $(5,981) for 1998, and $33,316 for 1997.

13.   RETIREMENT PLANS

The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension obligation was $1,914,000, and $1,178,000 at December 31, 1999 and 1998, respectively. The Company's share of net periodic pension cost was $736,000, $586,000, and $146,000 for 1999, 1998 and 1997, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $284,000, $231,000, and $259,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company,

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13.  RETIREMENT PLANS (CONTINUED)

or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by this method, however the net effect decreased income by $185,000, $95,000, and $117,000, for the years ended December 31, 1999, 1998, and 1997, respectively. The Company's post-retirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other post-retirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          1999           1998         1999          1998
                                                          ----           ----         ----          ----
                                                                          (IN THOUSANDS)
Change in benefit obligation:
   Benefit obligation at beginning of year              $ 110,792       $ 79,684     $ 10,419      $  9,845
   Service cost                                             5,632          4,506          413           240
   Interest cost                                            6,952          6,452          845           673
   Actuarial loss (gain)                                  (21,480)        21,975        1,048           308
   Benefits paid                                           (2,376)        (1,825)        (508)         (647)
                                                        ---------       --------     --------      --------
Benefit obligation at end of year                       $  99,520       $110,792     $ 12,217      $ 10,419
                                                        =========       ========     ========      ========
The Company's share:
   Benefit obligation at beginning of year              $   9,125       $  5,094     $    416      $    385
   Benefit obligation at end of year                    $   8,816       $  9,125     $    743      $    416
Change in plan assets:
Fair value of plan assets at beginning of year          $ 151,575       $136,610     $     --      $     --
   Actual return on plan assets                             9,072         16,790           --            --
   Employer contribution                                       --             --          508           647
   Benefits paid                                           (2,376)        (1,825)        (508)         (647)
                                                        ---------       --------     --------      --------
   Fair value of plan assets at end of year             $ 158,271       $151,575     $     --      $     --
                                                        =========       ========     ========      ========
Funded status                                           $  58,752       $ 40,783     $(12,217)     $(10,419)
Unrecognized net actuarial gain (loss)                    (20,071)        (2,113)       1,469           586
Unrecognized transition obligation (asset)                (22,617)       (24,674)         140           185
Unrecognized prior service cost                             7,081          7,661           --            --
                                                        ---------       --------     --------      --------
Prepaid (accrued) benefit cost                          $  23,145       $ 21,657     $(10,608)    $  (9,648)
                                                        =========       ========     ========      ========
The Company's share of accrued benefit cost             $  (1,914)      $ (1,178)    $   (381)    $    (195)
Weighted-average assumptions as of
December 31:
   Discount rate                                             7.50%          6.75%        7.50%         6.75%
   Expected return on plan assets                            8.75%          8.00%         N/A           N/A
   Rate of compensation increase                             4.50%          4.50%         N/A           N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

13.  RETIREMENT PLANS (CONTINUED)

For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                             PENSION BENEFITS             OTHER BENEFITS
                                                            1999           1998         1999          1998
                                                            ----           ----         ----          ----
                                                                          (IN THOUSANDS)
Components of net periodic benefit cost:
   Service cost                                          $  5,632       $  4,506       $  413          $240
   Interest cost                                            6,952          6,452          845           673
   Expected return on plan assets                         (12,041)       (10,172)          --            --
   Amortization of transition obligation (asset)           (2,056)        (2,056)          45            45
   Amortization of prior service cost                         580            580           --            --
   Recognized net actuarial (gain) loss                      (554)          (677)         164           (20)
                                                         --------       --------       ------          ----
Net periodic benefit cost                                $ (1,487)      $ (1,367)      $1,467          $938
                                                         ========       ========       ======          ====
   The Company's share of net periodic benefit cost      $    736       $    586       $  185          $ 95
                                                         ========       ========       ======          ====

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                      1-PERCENTAGE-POINT    1-PERCENTAGE-POINT
                                                                          INCREASE              DECREASE
                                                                      ------------------    ------------------
                                                                                   (IN THOUSANDS)
Effect on total of service and interest cost components                     $  288                  $  (518)
Effect on postretirement benefit obligation                                  2,754                   (2,279)

14.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                            DECEMBER 31, 1999
                                                              ---------------------------------------------
                                                              CARRYING AMOUNT          ESTIMATED FAIR VALUE
                                                              ---------------          --------------------
                                                                             (IN THOUSANDS)
   ASSETS:
   Bonds (including short-term)                                  $1,534,555                  $1,545,445
   Mortgages                                                        528,911                     526,608
   Derivatives                                                           --                         362
   Other Invested Assets                                             67,938                      67,938
   Policy loans                                                      40,095                      40,095
   LIABILITIES:
   Insurance reserves                                            $  120,536                  $  120,536
   Individual annuities                                             247,619                     238,229
   Pension products                                                 661,806                     665,830

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                            DECEMBER 31, 1998
                                                              ---------------------------------------------
                                                              CARRYING AMOUNT          ESTIMATED FAIR VALUE
                                                              ---------------          --------------------
                                                                             (IN THOUSANDS)
   ASSETS:
   Bonds (including short-term)                                  $2,026,868                  $2,153,953
   Mortgages                                                        535,003                     556,143
   Derivatives                                                           --                         771
   Policy loans                                                      41,944                      41,944
   LIABILITIES:
   Insurance reserves                                            $  121,100                  $  121,100
   Individual annuities                                             274,448                     271,849
   Pension products                                               1,104,489                   1,145,351

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

15.   STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

15.  STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                 YEARS ENDED DECEMBER 31,
                                                             1999                           1998
                                                   ------------------------       -------------------------
                                                     AVR             IMR             AVR             IMR
                                                     ---             ---             ---             ---
                                                                        (IN THOUSANDS)
Balance, beginning of year                         $44,392         $40,490         $47,605          $33,830
Net realized investment gains, net of
   tax                                               9,950           4,983             256            8,942
Amortization of net investment gains                    --          (3,702)             --           (2,282)
Unrealized investment losses                        (9,705)             --          (6,550)              --
Required by formula                                   (566)             --           3,081               --
                                                   -------         -------         -------          -------
Balance, end of year                               $44,071         $41,771         $44,392          $40,490
                                                   =======         =======         =======          =======

16.   FEDERAL INCOME TAXES

The Company, its subsidiaries and certain other affiliates file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $3,000,000, $48,144,000, and $31,000,000 for the years ended December 31, 1999, 1998 and
1997, respectively.

The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17.   RELATED PARTY TRANSACTIONS

A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)

On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

The Company accrued $4,259,000 and $4,259,000 for interest on surplus notes for the years ended December 31, 1999 and 1998, respectively.

The Company expensed $43,266,000, $44,903,000, and $42,481,000 for interest on surplus notes and notes payable for the years ended December 31, 1999, 1998 and 1997, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

17.  RELATED PARTY TRANSACTIONS (CONTINUED)

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company on December 22, 1998 at an interest rate of 5.55% due February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased $200,000,000 of notes from MFS.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997.

On December 31, 1998, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21,1999.

B. STOCKHOLDER DIVIDENDS

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Delaware is subject to restrictions relating to statutory surplus. In 1999, a dividend in the amount of $80,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Board of Directors, but did not require approval of the Insurance Commissioner. In 1998, a dividend in the amount of $50,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Insurance Commissioner and the Board of Directors. On December 24, 1997 the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. This dividend was approved by the Insurance Commissioner and the Board of Directors.

C. SERVICE AGREEMENTS

The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $28,700,000 in 1999, $16,344,000 in 1998, and $15,997,000 in 1997.

The Company leases office space to SLOC under lease agreements with terms expiring in December, 2004 and options to extend the terms for each of twelve successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1999 amounted to approximately $6,943,000.

18.   RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


18.   RISK-BASED CAPITAL (CONTINUED)

accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999, 1998 and 1997.

19.   COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred it it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $3,500,000, $3,500,000, and $3,083,000 in 1999, 1998 and 1997, respectively.

20.   ACCOUNTING POLICIES AND PRINCIPLES

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following items. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.


DELOITTE & TOUCHE

Boston, Massachusetts
February 10, 2000

                                   APPENDIX A
                                THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week

United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE

(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B
                        EXAMPLES OF CERTAIN CALCULATIONS

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:
    Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 - 10,634.77) /
111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:
    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:
    Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x
14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 x 12.3843446).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES
             WITHDRAWALS AND WITHDRAWAL CHARGES-COMPASS 2 CONTRACTS

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

        1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

        This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

        2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

        As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 x 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

        This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

        1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 x 0.05 or $450.

        2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

             WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 3 CONTRACTS

    This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

         1           2           3             4            5            6
         -           -           -             -            -            -
         1        $1,000       $1,000          $  0         0%         $  0
         2         1,200        1,200             0         0             0
         3         1,400        1,280           120         3             3.60
         4         1,600            0         1,600         4            64.00
         5         1,800            0         1,800         4            72.00
         6         2,000            0         2,000         5           100.00
         7         2,000            0         2,000         5           100.00
         8         2,000            0         2,000         6           120.00
         9         2,000            0         2,000         6           120.00
                 -------       ------       -------                    -------
                 $15,000       $3,480       $11,520                    $579.60
                 =======       ======       =======                    =======

EXPLANATION OF COLUMNS IN TABLE

   COLUMNS 1 AND 2:

    Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

   COLUMN 3:

    Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:
        a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.
        b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

   COLUMN 4:

    Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

   COLUMN 5:

    Represents the withdrawal charge percentages imposed on the amounts in Column 4.

   COLUMN 6:

    Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

     For example, the withdrawal charge imposed on Payment 8
              = Payment 8 Column 4 x Payment 8 Column 5
              = $2,000 x 6%
              = $120

FULL SURRENDER:

    The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

    The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

    For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D
                      TRANSACTIONS IN SECURITIES OF REGULAR
                       BROKER-DEALERS AND THEIR AFFILIATES


     During the year ended December 31, 2000 each of the [Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Money Market Variable Account ("MMVA"), Managed Sectors Variable Account ("MSVA"), High Yield Variable Account ("HYVA") and Total Return Variable Account ("TRVA")] purchased and retained securities of affiliates of their regular broker-dealers, as follows:



                                                                     AMOUNT AS OF
ACCOUNT      PURCHASED AND RETAINED SECURITIES OF AFFILIATES      DECEMBER 31, 2000
--------------------------------------------------------------------------------------
CAVA         Goldman Sachs Group, Inc.                                $6,687,974
             Merrill Lynch & Co., Inc.                                 6,968,762
             Morgan Stanley Dean Witter & Co., Inc.                   11,277,275
--------------------------------------------------------------------------------------
GSVA         Goldman Sachs Group, Inc.                                 5,207,000
--------------------------------------------------------------------------------------
HYVA         Goldman Sachs Group, Inc.                                 8,508,419
             Merrill Lynch & Co., Inc.                                   977,250
             Morgan Stanley Dean Witter Co., Inc.                        345,833
--------------------------------------------------------------------------------------
MMVA         Associates Corp. of North America                         3,717,896
             Goldman Sachs Group, Inc.                                 4,833,929
             Merrill Lynch & Co.                                       2,991,280
--------------------------------------------------------------------------------------
MSVA         Bear Stearns & Co., Inc.                                     20,275
             Goldman Sachs Group, Inc.                                13,082,460
             Lehman Brothers Holdings, Inc.                               27,050
             Merrill Lynch & Co., Inc.                                 1,030,813
             Morgan Stanley Dean Witter & Co., Inc.                        7,925
--------------------------------------------------------------------------------------
TRVA         Bear Stearns Securities Inc.                                487,644
             General Electric Capital Corp.                            1,474,530
             Goldman Sachs Group, Inc.                                 6,660,944
             Merrill Lynch & Co., Inc.                                   188,106
             Morgan Stanley Dean Witter & Co., Inc.                    1,605,905
--------------------------------------------------------------------------------------

                                   APPENDIX E

                   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which the Variable Account may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Variable Account will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Variable Account's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Variable Account's Prospectus do not apply to the Variable Account.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

     To the extent the Variable Account invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Variable Account's investment in debt securities with longer terms to maturity are subject to greater volatility than the Variable Account's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Variable Account may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES: The Variable Account may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Variable Account may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Variable Account may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Variable Account will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Variable Account may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Variable Account may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Variable Account may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Variable Account may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Variable Account may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Variable Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Variable Account may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

     LOANS AND OTHER DIRECT INDEBTEDNESS: The Variable Account may purchase loans and other direct indebtedness. In purchasing a loan, the Variable Account acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Variable Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

     These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Variable Account would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Variable Account would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Variable Account may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loans and the other direct indebtedness acquired by the Variable Account may involve revolving credit facilities or other standby financing commitments which obligate the Variable Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Variable Account to increase its investment in a company at a time when the Variable Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Variable Account is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

     The Variable Account's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Variable Account will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Variable Account may be required to rely upon another lending institution to collect and pass onto the Variable Account amounts payable with respect to the loan and to enforce the Variable Account's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Variable Account from receiving such amounts. In such cases, the Variable Account will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Variable Account's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Variable Account.

     LOWER RATED BONDS: The Variable Account may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff
& Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix F for a description of bond ratings. No minimum rating standard is required by the Variable Account. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Variable Account's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Variable Account invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Variable Account may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Variable Account may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Variable Account may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

     The Variable Account may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

     SPECULATIVE BONDS: The Variable Account may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix F for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     U.S. GOVERNMENT SECURITIES: The Variable Account may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

     U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Variable Account may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Variable Account on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Variable Account is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Variable Account through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Variable Account may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service,but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Variable Account will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Variable Account's distribution obligations.

EQUITY SECURITIES

     The Variable Account may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FOREIGN SECURITIES EXPOSURE

     The Variable Account may invest in various types of foreign securities, or securities which provide the Variable Account with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Variable Account may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Variable Account may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Variable Account's policy to invest a certain percentage of its assets in foreign securities, the investments of the Variable Account in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Variable Account may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Account may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. The Variable Account may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Variable Account may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Variable Account may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets.

Such investments entail significant risks as described below.

     - Company Debt--Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Variable Account's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Variable Account's assets should these conditions recur.

     - Default; Legal Recourse--The Variable Account may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Variable Account defaults, the Variable Account may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Variable Account's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in theevent of default under commercial bank loan agreements.

     - Foreign Currencies--The securities in which the Variable Account invests may be denominated in foreign currencies and international currency units and the Variable Account may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Variable Account's asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Variable Account's portfolio securities are denominated may have a detrimental impact on the Variable Account's net asset value.

     - Inflation--Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight--The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Variable Account's securities in such markets may not be readily available. The Variable Account may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Variable Account believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Variable Account's identification of such condition until the date of the SEC action, the Variable Account's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     - Sovereign Debt--Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Variable Account) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding--Income from securities held by the Variable Account could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Variable Account makes its investments. The Variable Account's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Variable Account or to entities in which the Variable Account has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Variable Account may invest in dollar-denominated and non dollar- denominated foreign securities. The issuer's principal activities are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Variable Account may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Variable Account may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Variable Account to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Variable Account to risk of loss if exchange rates move in a direction adverse to the Variable Account's position. Such losses could reduce any profits or increase any losses sustained by the Variable Account from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Variable Account's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

     The Variable Account may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Variable Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Variable Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Variable Account intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Variable Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Variable Account does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Variable Account's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Variable Account will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Variable Account may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Variable Account may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Variable Account will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Variable Account may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Variable Account of Forward Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS

     The Variable Account may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Variable Account may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Variable Account's current or intended stock investments from broad fluctuations in stock prices. For example, the Variable Account may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Variable Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Variable Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Variable Account intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Variable Account will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Variable Account's current or intended investments in fixed income securities. For example, if the Variable Account owned long-term bonds and interest rates were expected to increase, the Variable Account might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Variable Account's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Variable Account's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Variable Account from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Variable Account could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Variable Account's cash reserves could then be used to buy long-term bonds on the cash market. The Variable Account could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Variable Account to hedge its interest rate risk without having to sell its portfolio securities.

     The Variable Account may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Variable Account may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

     Conversely, the Variable Account could protect against a rise in the dollar cost of foreign- denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Variable Account purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Variable Account will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Variable Account of Futures Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

     The Variable Account may purchase securities with principal andor interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Variable Account may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Variable Account to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

     The Variable Account may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Variable Account may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Variable Account may invest in open-end investment companies.

     CLOSED-END FUNDS. The Variable Account may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Variable Account may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Variable Account would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Variable Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Variable Account would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Variable Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Variable Account would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

     The Variable Account may engage in the types of transactions described below, which involve "leverage" because in each case the Variable Account receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Variable Account will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Variable Account's shares and distributions on the Variable Account's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Variable Account's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Variable Account. These transactions also increase the Variable Account's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Variable Account would diminish the investment performance of the Variable Account compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Variable Account may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Variable Account may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Variable Account foregoes principal and interest paid on the mortgage-backed securities. The Variable Account is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Variable Account may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Variable Account's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Variable Account compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Variable Account is required to purchase may decline below the agreed upon repurchase price of those securities. If the brokerdealer to whom the Variable Account sells securities becomes insolvent, the Variable Account's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Variable Account may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Variable Account will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Variable Account. The Variable Account will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

     The Variable Account may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Variable Account may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Variable Account may purchase put options on the foreign currency. If the value of the currency does decline, the Variable Account will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Variable Account may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Variable Account deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Variable Account could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Variable Account may write options on foreign currencies for the same types of hedging purposes. For example, where the Variable Account anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Variable Account could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Variable Account to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Variable Account will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Variable Account would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Variable Account also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Variable Account also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Variable Account's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Variable Account on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Variable Account may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Variable Account, the Variable Account will be required to sell the underlying Futures Contract which, if the Variable Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Variable Account is exercised, the Variable Account will be required to purchase the underlying Futures Contract which, if the Variable Account has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Variable Account will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Variable Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Variable Account intends to purchase. If a put or call option the Variable Account has written is exercised, the Variable Account will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Variable Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Variable Account may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Variable Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Variable

Account will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Variable Account could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Variable Account may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Variable Account may be covered in the manner set forth below.

     A call option written by the Variable Account is "covered" if the Variable Account owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Variable Account holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. A put option written by the Variable Account is "covered" if the Variable Account owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options written by the Variable Account may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Variable Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Variable Account to write another put option to the extent that the Variable Account owns liquid and unencumbered assets. Such transactions permit the Variable Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Variable Account, provided that another option on such security is not written. If the Variable Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Variable Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Variable Account is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Variable Account is more than the premium paid for the original purchase. Conversely, the Variable Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Variable Account is likely to be offset in whole or in part by appreciation of the underlying security owned by the Variable Account.

     The Variable Account may write options in connection with buy-and-write transactions; that is, the Variable Account may purchase a security and then write a call option against that security. The exercise price of the call option the Variable Account determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Variable Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Variable Account's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Variable Account's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Variable Account may elect to close the position or retain the option until it is exercised, at which time the Variable Account will be required to take delivery of the security at the exercise price; the Variable Account's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Variable Account in the same market environments that call options are used in equivalent buy- and-write transactions.

     The Variable Account may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Variable Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Variable Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Variable Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Variable Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Variable Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Variable Account may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Variable Account to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Variable Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Variable Account may also purchase call options to hedge against an increase in the price of securities that the Variable Account anticipates purchasing in the future. If such increase occurs, the call option will permit the Variable Account to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Variable Account upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Variable Account.

     OPTIONS ON STOCK INDICES: The Variable Account may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Variable Account may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Variable Account covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Variable Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Variable Account may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Variable Account will receive a premium from writing a put or call option, which increases the Variable Account's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Variable Account has written a call option falls or remains the same, the Variable Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Variable Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Variable Account's stock investments. By writing a put option, the Variable Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Variable Account correlate with changes in the value of the index, writing covered put options on indices will increase the Variable Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Variable Account may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Variable Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Variable Account's investments does not decline as anticipated, or if the value of the option does not increase, the Variable Account's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Variable Account's security holdings.

     The purchase of call options on stock indices may be used by the Variable Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Variable Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Variable Account will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Variable Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Variable Account owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS:

     In certain instances, the Variable Account may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Variable Account is paid at termination, the Variable Account assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Variable Account purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Variable Account may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Variable Account may purchase or write such options for hedging purposes. For example, the Variable Account may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Variable Account may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Variable Account will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Variable Account will be "covered". A call (or put) option is covered if the Variable Account holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Variable Account's net liability under the two options. Therefore, the Variable

Account's liability for such a covered option is generally limited to the difference between the amount of the Variable Account's liability under the option written by the Variable Account less the value of the option held by the Variable Account. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

     The Variable Account may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Variable Account purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Variable Account, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Variable Account together with the repurchase price on repurchase. In either case, the income to the Variable Account is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Variable Account will have the right to liquidate the securities. If at the time the Variable Account is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Variable Account's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Variable Account. The Variable Account has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Variable Account only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Variable Account has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES

     The Variable Account may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Variable Account's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Variable Account's portfolio. Subject to the Variable Account's limitation on investments in illiquid investments, the Variable Account may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT SALES

     The Variable Account may seek to hedge investments or realize additional gains through short sales. The Variable Account may make short sales, which are transactions in which the Variable Account sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Variable Account must borrow the security to make delivery to the buyer. The Variable Account then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Variable Account. Until the security is replaced, the Variable Account is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Variable Account also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Variable Account also will incur transaction costs in effecting short sales.

     The Variable Account will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Variable Account replaces the borrowed security. The Variable Account will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Variable Account may be required to pay in connection with a short sale.

     Whenever the Variable Account engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX

     The Variable Account may make short sales "against the box," i.e., when a security identical to one owned by the Variable Account is borrowed and sold short. If the Variable Account enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Variable Account will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

     The Variable Account may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Variable Account may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Variable Account with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Variable Account's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Variable Account is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Variable Account's investment objective and policies.

     For example, the Variable Account may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Variable Account. In such an instance, the Variable Account would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Variable Account's portfolio, the Variable Account would receive payments under the swap that would offset, in whole or part, such diminution in value. The Variable Account may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Variable Account's exposure to each such currency. The Variable Account might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Variable Account may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Variable Account will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Variable Account enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Variable Account receiving or paying, as the case may be, only the net amount of the two payments), the Variable Account will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Variable Account's accrued obligations under the swap agreement over the accrued amount the Variable Account is entitled to receive under the agreement. If the Variable Account enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Variable Account's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Variable Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Variable Account, the Variable Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Variable Account's risk of loss consists of the net amount of payments that the Variable Account is contractually entitled to receive. The Variable Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The uses by the Variable Account of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

     The Variable Account may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Variable Account may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS

     The Variable Account may invest in warrants. Warrants are securities that give the Variable Account the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES

The Variable Account may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Variable Account at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Variable Account does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Variable Account will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE VARIABLE ACCOUNT'S PORTFOLIO: The Variable Account's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Variable Account's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Variable Account bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Variable Account purchases a put option on an index and the index decreases less than the value of the hedged securities, the Variable Account would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Variable Account has a position and the portfolio securities the Variable Account is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Variable Account enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Variable Account's portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Variable Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Variable Account in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Variable Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Variable Account covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Variable Account may not be fully covered. As a result, the Variable Account could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Variable Account's portfolio. When the Variable Account writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Variable Account will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings or any increase in the cost of the instruments to be acquired.

     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Variable Account will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Variable Account may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Variable Account's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Variable Account to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Variable Account may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Variable Account will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Variable Account may not fully protect it against risk of loss and, in any event, the Variable Account could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Variable Account may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Variable Account may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Variable Account will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Variable Account to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Variable Account to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Variable Account incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Variable Account with two simultaneous premiums on the same security, but involve additional risk, since the Variable Account may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Variable Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Variable Account, and the Variable Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Variable Account has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Variable Account's ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Variable Account enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Variable Account or decreases in the prices of securities or other assets the Variable

Account intends to acquire. Where the Variable Account enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Variable Account to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Variable Account enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Variable Account has effected the transaction. In that event, the Variable Account might not be able to recover amounts deposited as margin, or amounts owed to the Variable Account in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Variable Account could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Variable Account.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Variable Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Variable Account. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Variable Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Variable Account to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Variable Account in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Variable Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Variable Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Variable Account could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Variable Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Variable Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Variable Account's ability to enter into desired hedging transactions. The Variable Account will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Variable Account to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Variable Account will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Variable Account enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Variable Account's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Variable Account has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

                                   APPENDIX F
                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC:  An obligation rated CC is currently highly vulnerable to nonpayment.



C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH IBCA, DUFF & PHELPS



AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



SPECULATIVE GRADE



BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.



NOTES



"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, or to categorize below `CCC'.



`NR' indicates that Fitch does not rate the issuer or issue in question.



`WITHDRAWN' A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                     RETIREMENT PRODUCTS AND SERVICES
                                     P.O. BOX 1024
                                     BOSTON, MASSACHUSETTS 02103

                                     GENERAL DISTRIBUTOR
                                     Clarendon Insurance Agency, Inc.
                                     One Sun Life Executive Park
                                     Wellesley Hills, Massachusetts 02181

                                     CUSTODIAN
                                     State Street Bank and Trust Company
                                     225 Franklin Street
                                     Boston, Massachusetts 02110

                                     AUDITORS
                                     Deloitte & Touche LLP
                                     200 Berkeley Street
                                     Boston, Massachusetts 02116

COUS-13 4/00 500

                                     PART C

                                OTHER INFORMATION


ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

          INCLUDED IN PART A:

          A.  Condensed Financial Information - Accumulation Unit Values.

          INCLUDED IN PART B:



          A. Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.*


              1.    Statement of Condition, December 31, 2000;
              2.    Statements of Operations, Year Ended December 31, 2000;
              3. Statements of Changes in Net Assets, Years Ended December 31, 1999 and 2000;
              4.    Notes to Financial Statements; and
              5.    Independent Auditors' Report.


          B.  Financial Statements of Sun Life Assurance Company of Canada
              (U.S.):

              1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2000 and 1999.
              2. Statutory Statements of Operations, Years Ended December 31, 2000, 1999 and 1998.
              3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2000, 1999 and 1998.
              4. Statutory Statements of Cash Flow, Years Ended December 31, 2000, 1999 and 1998.
              5.    Notes to Statutory Financial Statements.
              6.    Independent Auditors' Report.

---------------------

* Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 2000, to be filed with the SEC on or about March 1, 2001.

          (b) THE FOLLOWING EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE UNLESS OTHERWISE INDICATED:

               1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) ("GSVA"), Global Governments Variable Account (formerly, Government Markets Variable Account) ("GGVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") (collectively, the "Registrants"). MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the "Previous Registrants." (1)

               2  (a)  Amended and Restated Rules and Regulations of MMVA,
                       dated February 7, 2001; filed herewith.

                  (b) Amended and Restated Rules and Regulations of HYVA, dated February 7, 2001; filed herewith.

                  (c) Amended and Restated Rules and Regulations of CAVA, dated February 7, 2001; filed herewith.

                  (d) Amended and Restated Rules and Regulations of GSVA, dated February 7, 2001; filed herewith.

                  (e) Amended and Restated Rules and Regulations of GGVA, dated February 7, 2001; filed herewith.

                  (f) Amended and Restated Rules and Regulations of TRVA, dated February 7, 2001; filed herewith.

                  (g) Amended and Restated Rules and Regulations of MSVA, dated February 7, 2001; filed herewith.


               3   (a)  Custodian Agreement between State Street Bank and
                        Trust Company and the Previous Registrants. (1)

                   (b) Custodian Agreement between State Street Bank and Trust Company and GMVA. (1)

                   (c) Custodian Agreement between State Street Bank and Trust Company and TRVA. (1)

                   (d) Custodian Agreement between State Street Bank and Trust Company and MSVA. (1)

               4   (a)  Investment Management Agreements between Massachusetts
                        Financial Services Company and the Previous
                        Registrants. (1)

                   (b) Investment Management Agreement between Massachusetts Financial Services Company and GMVA. (1)

                   (c) Investment Management Agreement between Massachusetts Financial Services Company and TRVA. (1)

                   (d) Investment Management Agreement between Massachusetts Financial Services Company and MSVA. (1)

               5 Marketing Coordination and Administrative Services Agreement between the Insurance Company, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. dated July 22, 1982. (1)

               6 Compass 3 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

               7 Form of Application used with the Compass 3 Variable Annuity Contract filed as Exhibit 6. (1)

               8 Certificate of Incorporation and By-Laws of the Insurance Company. (1)

               9        Not Applicable.

               10       Not Applicable.

               11  (a)  Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971. (1)

                   (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (3)

               12  (a)  Consent and Opinion of Counsel for each of Capital
                        Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account. (5)

                   (b) Legal Opinion Consent dated February 26, 2001; filed herewith.

               13       Consent of Deloitte & Touche LLP; filed herewith.

               14       None.

               15       Not Applicable.

               16       Not Applicable.

               17 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (4)

               Powers of attorney. (2)
               Power of Attorney dated February 3, 2000; filed herewith.
---------------

(1) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed with the
    SEC via EDGAR on March 6, 1998.

(2) Incorporated by reference to Powers of Attorney filed as Exhibit to Registration Statement on Form S-6, File No. 333-94359 filed January 10, 2000, and Power of Attorney of David D. Horn filed as Exhibit 15(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000.

(3) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 26, 1999.


(4) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-5049 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement filed with the SEC via EDGAR on April 28, 2000.



ITEM 29.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

               NAME & PRINCIPAL                          POSITIONS & OFFICES               POSITIONS & OFFICES
               BUSINESS ADDRESS                        WITH INSURANCE COMPANY                WITH REGISTRANTS
               ----------------                        ----------------------              -------------------
               Donald A. Stewart                       Chairman and Director                     None
               150 King Street West
               Toronto, Ontario
               Canada M5H 1J9

               C. James Prieur                         Vice Chairman and Director                President
               150 King Street West
               Toronto, Ontario
               Canada M5H 1J9

               James A. McNulty, III                   President and Director                    None
               One Sun Life Executive Park
               Wellesley Hills, MA  02481

               NAME & PRINCIPAL                          POSITIONS & OFFICES               POSITIONS & OFFICES
               BUSINESS ADDRESS                        WITH INSURANCE COMPANY                WITH REGISTRANTS
               ----------------                        ----------------------              -------------------
               David D. Horn                           Director                                  Member, Board of
               Strong Road                                                                       Managers
               New Vineyard, ME  04956

               Angus A. MacNaughton                    Director                                  None
               c/o Genstar Investment Corporation
               555 California St., Suite 4850
               San Francisco, CA  94104

               S. Caesar Raboy                         Director                                  None
               220 Boylston Street
               Boston, MA  02110

               William W. Stinson                      Director                                  None
               c/o Canadian Pacific Limited
               1800 Bankers Hall, East Tower
               855 - 2nd Street S.W.
               Calgary, Alberta
               Canada T2P 5ZH

               James C. Baillie                        Director                                  None
               Torys
               Suite 300, Maritime Life Tower
               Toronto, Ontario
               Canada


ITEM 30.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE
          COMPANY

          Registrants are separate accounts of Sun Life Assurance Company of Canada (U.S.), an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Massachusetts Financial Services Company, another indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), is the investment adviser to the Registrants and Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) is the general distributor of the contracts issued in connection with the separate accounts.


The organizational chart of Sun Life Assurance Company of Canada is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-30844.

None of the companies listed in Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).


ITEM 31.  NUMBER OF CONTRACT OWNERS (AS OF JANUARY 31, 2001)


                                                                         NUMBER OF
                                                                      CONTRACT OWNERS*
                                                                  ---------------------------
                                                                  QUALIFIED      NON-QUALIFIED
                REGISTRANT                                        CONTRACTS        CONTRACTS
                ----------                                        ---------      -------------
            Money Market Variable Account                            3,223           1,369
            High Yield Variable Account                              3,637           1,214
            Capital Appreciation Variable Account                   13,250           3,860
            Government Securities Variable Account                   3,904           1,244
            Global Governments Variable Account                      2,403             835
            Total Return Variable Account                           10,802           3,108
            Managed Sectors Variable Account                         8,622           2,543

----------------------
* Number of Compass 3 Contracts participating in the investment experience of the Variable Account.

ITEM 32.  INDEMNIFICATION

          Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 2.1 to Form N-1, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). At a meeting held on October 21, 1982, the board of directors of Sun Life Assurance Company of Canada (U.S.) adopted the following resolution with respect to indemnification of the boards of managers of the Registrants.

          "(a)     Every  person who is or was a member of the board of
managers of any separate account of this corporation shall have a right to be indemnified by this corporation against all liability and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding in which he may become involved as a party or otherwise by reason of his being or having been a member of the board of managers of any separate account of this corporation, provided (1) said claim, action, suit or proceeding shall be prosecuted to a final determination and he shall be vindicated on the merits, or (2) in the absence of such a final determination vindicating him on the merits, the board of directors shall determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the separate accounts and/or the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; said determination to be made by the board of directors acting through a quorum of disinterested directors, or in its absence on the opinion of counsel.

          (b) For purposes of the preceding subsection (a): (1) "liability and reasonable expenses" shall include but not be limited to reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (2) "claim, action, suit or proceeding" shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or legislative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (3) a settlement, plea of nolo contendere, consent judgment, adverse civil judgment, or conviction shall not of itself create a presumption that the conduct of the person seeking indemnification did not meet the standard of conduct set forth in subsection (a)(2) above.

          (c) Notwithstanding the foregoing, the following limitations shall apply with respect to any action by or in the right of the corporation:
(1) no indemnification shall be made in respect of any claim, issue or matter as to which the person seeking indemnification shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court of Chancery or such other court shall deem proper; and (2) indemnification shall extend only to reasonable expenses, including reasonable counsel's fees and disbursements.

          (d) The right of indemnification shall extend to any person otherwise entitled to it under this resolution whether or not that person continues to be a member of the board of managers of any separate account of this corporation at the time such liability or expense shall be incurred. The right of indemnification shall extend to the legal representative and heirs of any person otherwise entitled to indemnification. If a person meets the requirements of this resolution with respect to some matters in a claim, action, suit, or proceeding, but not with respect to others, he shall be entitled to indemnification as to the former. Advances against liability and expenses may be made by the corporation on terms fixed by the board of directors subject to an obligation to repay if indemnification proves unwarranted.

          (e) This resolution shall not exclude any other rights of indemnification or other rights to which any member of the board of managers of any separate account of the corporation may be entitled to by contract, vote of the stockholders or as a matter of law. If any clause, provision or applications of this resolution shall be determined to be invalid, the other clauses, provisions or applications of this section shall not be affected but shall remain in full force and effect. The provisions of this resolution shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

          (f) Nothing contained in this resolution shall be construed to protect any member of the board of managers of any separate account of the corporation against any liability to any separate account, the corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) and to the boards of managers and officers of the Registrants pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) or the Registrants of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) or the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) and/or the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33.           BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series:
MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series:
MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Value
Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund); MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund); MFS Series Trust X (which has 11 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and

Income Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund, MFS Concentrated Growth Fund and MFS New Endeavor Fund); MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund); and MFS Municipal Series Trust (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following  open-end
Funds: MFS Institutional Trust ("MFSIT") (which has 11 series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 30 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS INTERNATIONAL LTD. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          MFS HOLDINGS AUSTRALIA PTY LTD. ("MFS HOLDINGS AUSTRALIA"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMCO"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

          MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

          MFS

          The Directors of MFS are Jeffrey L. Shames,  Arnold D. Scott,  John
W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart, James Prieur and William W. Stinson. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello

Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I MFS SERIES TRUST II MFS SERIES TRUST III MFS SERIES TRUST IV MFS SERIES TRUST V MFS SERIES TRUST VI MFS SERIES TRUST VII MFS SERIES TRUST VIII MFS SERIES TRUST IX MFS SERIES TRUST X MFS SERIES TRUST XI MFS MUNICIPAL SERIES TRUST MFS VARIABLE INSURANCE TRUST MFS INSTITUTIONAL TRUST MFS MUNICIPAL INCOME TRUST MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, a Senior Vice President of MFS, is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

          MFS/SUN LIFE SERIES TRUST

          C. James  Prieur,  President  and Director of Sun Life  Assurance
Company of Canada, is the President, S Stephen E. Cavan is the Secretary and Clerk, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, James R. Bordewick,
Jr., is the Assistant Secretary and Assistant Clerk.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          C. James Prieur is the President, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL FUNDS

          Jeffrey L. Shames is Chairman, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

          MFS MERIDIAN FUNDS

          Jeffrey L. Shames is Chairman, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers.

          VERTEX

          Jeffrey L. Shames is the Chairman and President, Arnold D. Scott is a Director, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

          MIL

          Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director,

Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFSI - AUSTRALIA

          Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B.
Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

          MFS HOLDINGS - AUSTRALIA

          Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer,
 Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

          MFD

          Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          MFSC

          Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph
W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          Thomas J. Cashman, Jr. is Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer,
Stephen E. Cavan is the  Secretary  and Robert T. Burns is the  Assistant
Secretary.

          MIMCO

          Jeffrey L. Shames,  Arnold D. Scott and Mamoru Ogata are
Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

          MFS TRUST

          The Directors of MFS Trust are Martin E. Beaulieu, Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

          MFS ORIGINAL RESEARCH PARTNERS, LLC

          Joseph J. Trainor is the President and a Manager, Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS ORIGINAL RESEARCH ADVISORS, LLC

          Joseph J. Trainor is the President and a Manager, Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart         Chairman, Sun Life Assurance Company of
                                      Canada, Sun Life Centre, 150 King Street
                                      West, Toronto, Ontario, Canada (Mr.
                                      Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

          C. James Prieur           President and a Director, Sun Life Assurance
                                      Company of Canada, Sun Life Centre, 150
                                      King Street West, Toronto, Ontario, Canada
                                      (Mr. Prieur is also an officer and/or
                                      Director of various subsidiaries and
                                      affiliates of Sun Life)

          William W. Stinson        Director, Sun Life Assurance Company of
                                      Canada, Sun Life Centre, 150 King Street
                                      West, Toronto, Ontario, Canada; Director,
                                      United Dominion Industries Limited,
                                      Charlotte, N.C.; Director, PanCanadian
                                      Petroleum Limited, Calgary, Alberta;
                                      Director, LWT Services, Inc., Calgary
                                      Alberta; Director, Western Star Trucks,
                                      Inc., Kelowna, British Columbia; Director,
                                      Westshore Terminals Income Fund,
                                      Vancouver, British Columbia; Director
                                      (until 4/99), Canadian Pacific Ltd.,
                                      Calgary, Alberta

ITEM 34.  PRINCIPAL UNDERWRITERS

          (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for Registrants, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G and I and Sun Life (N.Y.) Variable Accounts A, B and C.

          (b)

          NAME AND PRINCIPAL                     POSITIONS AND OFFICES
           BUSINESS ADDRESS*                        WITH UNDERWRITER
           -----------------                     ---------------------

          William Franca                         Managing Principal
          Davey S. Scoon                         Treasurer and Director
          James M. A. Anderson                   Director
          Ronald J. Fernandes                    Director
          James A. McNulty, III                  Director
          George E. Mader                        Secretary and Clerk
          Maura A. Murphy                        Assistant Secretary and Clerk
          William T. Evers                       Assistant Secretary and Clerk
          Cynthia M. Orcutt                      Vice President
          Norton A. Goss, III                    Assistant Vice President
          Stephen J. Yarina                      Tax Officer


-----------------

* The principal business address of all directors and officers of the principal underwriter except Messrs. Fernandes, Goss and Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs. Fernandes, Goss and Franca is One Copley Place, Boston, Massachusetts 02116.


          (c)  Inapplicable.

ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of Sun Life of Canada (U.S.) Retirement Products and Services Division at One Copley Place, Boston, Massachusetts 02116, or at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171.

ITEM 36.  MANAGEMENT SERVICES

          Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

ITEM 37.  UNDERTAKINGS

          The Registrant hereby undertakes:

          (a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

          (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

          (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request;

          (d) Representation with respect to Section 26(e) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

               In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. 1P-6-88, dated November 28, 1988, from the staff of the SEC to the American Council of Life Insurance, the requirements of which we have complied with.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February, 2001.

                                    MONEY MARKET VARIABLE ACCOUNT
                                    HIGH YIELD VARIABLE ACCOUNT
                                    CAPITAL APPRECIATION VARIABLE ACCOUNT
                                    GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                    GOLBAL GOVERNMENTS VARIABLE ACCOUNT
                                    TOTAL RETURN VARIABLE ACCOUNT
                                    MANAGED SECTORS VARIABLE ACCOUNT
                                               (REGISTRANTS)


                                    By:           JAMES R. BORDEWICK, JR.
                                       -------------------------------------
                                    Name:         James R. Bordewick, Jr.
                                    Title:        Assistant Clerk and Assistant
                                                  Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 2001.


                                    SUN LIFE ASSURANCE COMPANY OF
                                                  CANADA (U.S.)



                                    By:           JAMES A. MCNULTY, III
                                       ---------------------------------
                                    Name:         James A. McNulty, III
                                    Title:        President

        As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

       SIGNATURE                                  TITLE
       ---------                                  -----


C. JAMES PRIEUR*
---------------------------------      Principal Executive Officer
C. James Prieur


JAMES O. YOST*
---------------------------------      Treasurer (Principal Financial Officer
James O. Yost                             and Principal Accounting Officer)


SAMUEL ADAMS*
---------------------------------      Member of the Boards of Managers
Samuel Adams


J. KERMIT BIRCHFIELD*
---------------------------------      Member of the Boards of Managers
J. Kermit Birchfield


WILLIAM R. GUTOW*
---------------------------------      Member of the Boards of Managers
William R. Gutow


DAVID D. HORN*
---------------------------------      Member of the Boards of Managers
David D. Horn


DERWYN F. PHILLIPS*
---------------------------------      Member of the Boards of Managers
Derwyn F. Phillips


                                       *By:          JAMES R. BORDWICK, JR.
                                             --------------------------------
                                       Name:         James R. Bordewick, Jr.
                                                     as Attorney-in-fact

                                       Executed by James R. Bordewick, Jr.
                                       on behalf of those indicated pursuant
                                       to Power of Attorney, dated February
                                       3, 2000, previously filed with the
                                       Securities and Exchange Commission
                                       with Money Market Variable Account's
                                       Post-Effective Amendment No. 16 on
                                       April 28, 2000.

      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

       SIGNATURE                                  TITLE
       ---------                                  -----


JAMES A. MCNULTY, III
---------------------------------       President and Director (Principal
James A. McNulty, III                     Executive Officer)


DAVEY S. SCOON
---------------------------------       Vice President, Finance and Treasurer
Davey S. Scoon                             (Principal Financial Accounting
                                           Officer)

SANDRA M DADALT
---------------------------------       Attorney-in-Fact for:
Sandra M. Dadalt                           Donald A. Stewart, Chairman and
                                            Director
                                           C. James Prieur, Vice Chairman and
                                            Director
                                           James C. Baillie, Director
                                           David D. Horn, Director
                                           Angus A. McNaughton, Director
                                           S. Caesar Raboy, Director
                                           William W. Stinson, Director

                              INDEX TO EXHIBITS

EXHIBIT NO.               DESCRIPTION OF EXHIBIT                                     PAGE NO.
-----------               ----------------------                                     --------

 2 (a)                   Amended and Restated Rules and Regulations of
                           MMVA, dated February 7, 2001.

   (b)                   Amended and Restated Rules and Regulations of
                           HYVA, dated February 7, 2001.

   (c)                   Amended and Restated Rules and Regulations of
                           CAVA, dated February 7, 2001.

   (d)                   Amended and Restated Rules and Regulations of
                           GSVA, dated February 7, 2001.

   (e)                   Amended and Restated Rules and Regulations of
                           GGVA, dated February 7, 2001.

   (f)                   Amended and Restated Rules and Regulations of
                           TRVA, dated February 7, 2001.

   (g)                   Amended and Restated Rules and Regulations of
                           MSVA, dated February 7, 2001.

12 (b)                   Legal Opinion Consent dated February 26, 2001.

13                        Consent of Deloitte & Touche LLP.
